                                                                     EXHIBIT 4.6

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                  CAPITAL AUTO RECEIVABLES ASSET TRUST 200_-__

                              CARAT TRUST AGREEMENT

                                     BETWEEN

                         CAPITAL AUTO RECEIVABLES, INC.

                                     SELLER

                                       AND

                                ----------------

                               CARAT OWNER TRUSTEE

                              DATED AS OF ____, 200

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ARTICLE I     DEFINITIONS AND INCORPORATION BY REFERENCE................................................       1

         Section 1.1   Definitions......................................................................       1

ARTICLE II    ORGANIZATION..............................................................................       1

         Section 2.1   Name.............................................................................       1

         Section 2.2   Office...........................................................................       1

         Section 2.3   Purposes and Powers..............................................................       1

         Section 2.4   Appointment of CARAT Owner Trustee...............................................       2

         Section 2.5   Initial Capital Contribution of CARAT Owner Trust Estate.........................       2

         Section 2.6   Declaration of Trust.............................................................       2

         Section 2.7   Liability of the CARAT 200_-__ Certificateholders................................       3

         Section 2.8   Title to Trust Property..........................................................       3

         Section 2.9   Situs of Trust...................................................................       3

         Section 2.10  Representations and Warranties of the Seller.....................................       3

ARTICLE III   THE CARAT 200_-__ CERTIFICATES............................................................       5

         Section 3.1   Initial CARAT 200_-__ Certificate Ownership......................................       5

         Section 3.2   Form of the CARAT 200_-__ Certificates...........................................       5

         Section 3.3   Execution, Authentication and Delivery...........................................       5

         Section 3.4   Registration; Registration of Transfer and Exchange of CARAT 200_-__
                       Certificates.....................................................................       6

         Section 3.5   Mutilated, Destroyed, Lost or Stolen CARAT 200_-__ Certificates..................       7

         Section 3.6   Persons Deemed CARAT 200_-__ Certificateholders..................................       8

         Section 3.7   Access to List of CARAT 200_-__ Certificateholders' Names and Addresses..........       8

         Section 3.8   Maintenance of Corporate Trust Office............................................       8

         Section 3.9   Appointment of Paying Agent......................................................       8

         Section 3.10  [RESERVED].......................................................................       9

         Section 3.11   Book-Entry Certificates.........................................................       9

         Section 3.12  Notices to Clearing Agency.......................................................      10

         Section 3.13  Definitive Certificates..........................................................      10

         Section 3.14  Seller as CARAT 200_-__ Certificateholder........................................      11
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ARTICLE IV    ACTIONS BY CARAT OWNER TRUSTEE............................................................      11

         Section 4.1   Prior Notice to CARAT 200_-__ Certificateholders with Respect to Certain
                       Matters..........................................................................      11

         Section 4.2   Action by CARAT 200_-__ Certificateholders with Respect to Certain Matters.......      11

         Section 4.3   Action by CARAT 200_-__ Certificateholders with Respect to Bankruptcy............      12

         Section 4.4   Restrictions on CARAT 200_-__ Certificateholders' Power..........................      12

         Section 4.5   Majority Control.................................................................      12

ARTICLE V     APPLICATION OF TRUST FUNDS; CERTAIN DUTIES................................................      12

         Section 5.1   Establishment of Certificate Distribution Account................................      12

         Section 5.2   Application of Trust Funds.......................................................      13

         Section 5.3   Method of Payment................................................................      14

         Section 5.4   Accounting and Reports to the CARAT 200_-__ Certificateholders, the
                       Internal Revenue Service and Others..............................................      14

         Section 5.5   Signature on Returns; Other Tax Matters..........................................      15

ARTICLE VI    THE CARAT OWNER TRUSTEE...................................................................      15

         Section 6.1   Duties of CARAT Owner Trustee....................................................      15

         Section 6.2   Rights of CARAT Owner Trustee....................................................      16

         Section 6.3   Acceptance of Trusts and Duties..................................................      16

         Section 6.4   Action upon Instruction by CARAT 200_-__ Certificateholders......................      18

         Section 6.5   Furnishing of Documents..........................................................      19

         Section 6.6   Representations and Warranties of CARAT Owner Trustee............................      19

         Section 6.7   Reliance; Advice of Counsel......................................................      20

         Section 6.8   CARAT Owner Trustee May Own CARAT 200_-__ Certificates and CARAT 200 -
                       ___Notes.........................................................................      20

         Section 6.9   Compensation and Indemnity.......................................................      20

         Section 6.10  Replacement of CARAT Owner Trustee...............................................      21

         Section 6.11  Merger or Consolidation of CARAT Owner Trustee...................................      22

         Section 6.12  Appointment of Co-Trustee or Separate Trustee....................................      22

         Section 6.13  Eligibility Requirements for CARAT Owner Trustee.................................      23

ARTICLE VII   TERMINATION OF CARAT TRUST AGREEMENT......................................................      24
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         Section 7.1   Termination of CARAT Trust Agreement.............................................      24

ARTICLE VIII  AMENDMENTS................................................................................      25

         Section 8.1   Amendments Without Consent of Certificateholders or Noteholders..................      25

         Section 8.2   Amendments With Consent of CARAT 200_-__ Certificateholders or CARAT
                       200_-__ Noteholders..............................................................      26

         Section 8.3   Form of Amendments...............................................................      26

ARTICLE IX    MISCELLANEOUS.............................................................................      27

         Section 9.1   No Legal Title to CARAT Owner Trust Estate.......................................      27

         Section 9.2   Limitations on Rights of Others..................................................      27

         Section 9.3   Derivative Actions...............................................................      27

         Section 9.4   Notices..........................................................................      27

         Section 9.5   Severability.....................................................................      27

         Section 9.6   Counterparts.....................................................................      28

         Section 9.7   Successors and Assigns...........................................................      28

         Section 9.8   No Petition......................................................................      28

         Section 9.9   No Recourse......................................................................      28

         Section 9.10  Headings.........................................................................      29

         Section 9.11  Governing Law....................................................................      29

         Section 9.12  [Reserved].......................................................................      29

         Section 9.13  Indemnification by and Reimbursement of the Servicer.............................      29

         Section 9.14  Effect of Amendment and Restatement..............................................      29

         Section 9.15  Transfer Restrictions on Certificates............................................      29
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                                    EXHIBITS

Exhibit A-1   Form of Definitive CARAT 200_-__ Certificate

Exhibit A-2   [FORM OF BOOK-ENTRY CERTIFICATE]

Exhibit B     CARAT 200_-__ Certificate of Capital Auto Receivables Asset Trust
              200_-__

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            CARAT TRUST AGREEMENT, dated as of _______, 200 , between CAPITAL
AUTO RECEIVABLES, INC., a Delaware corporation, as Seller, and
______________________, a __________________, as CARAT Owner Trustee.

            WHEREAS, the Seller and CARAT Owner Trustee entered into a certain trust agreement dated , 200 (the "Original Trust Agreement"), which contemplated this CARAT Trust Agreement.

            WHEREAS, the Seller and the CARAT Owner Trustee desire hereby to amend and restate the Original Trust Agreement in its entirety.

            NOW THEREFORE, the Seller and the CARAT Owner Trustee hereby agree as follows:

                                    ARTICLE I
                   DEFINITIONS AND INCORPORATION BY REFERENCE

      Section 1.1 Definitions. Certain capitalized terms used in this Agreement shall have the respective meanings assigned to them in Part I of Appendix A to the CARAT Trust Sale and Servicing Agreement, dated as of even date herewith, among the Seller, the Servicer and the Trust (the "CARAT Trust Sale and Servicing Agreement"). All references herein to "the Agreement" or "this Agreement" are to this CARAT Trust Agreement, and all references herein to Articles, Sections and subsections are to Articles, Sections and subsections of this Agreement unless otherwise specified. The rules of construction set forth in Part II of such Appendix A shall be applicable to this Agreement.

                                   ARTICLE II
                                  ORGANIZATION

      Section 2.1 Name. The Trust created hereby shall be known as "Capital Auto Receivables Asset Trust 200_-__" in which name the CARAT Owner Trustee may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued on behalf of the Trust. The CARAT Owner Trustee is hereby authorized to file the Certificate of Trust on behalf of the Trust pursuant to Section 3810(a) of the Statutory Trust Statute.

      Section 2.2 Office. The office of the Trust shall be in care of the CARAT Owner Trustee at the Corporate Trust Office or at such other address in Delaware as the CARAT Owner Trustee may designate by written notice to the CARAT 200_-__ Certificateholders and the Seller.

      Section 2.3 Purposes and Powers. The purpose of the Trust is, and the Trust shall have the power and authority, to engage in the following activities:

            (a)   to acquire, manage and hold the COLT 200_-__ Secured Notes;

            (b) to issue the CARAT 200_-__ Notes pursuant to the CARAT Indenture and the CARAT 200_-__ Certificates pursuant to this Agreement, and to sell, transfer or exchange the CARAT 200_-__ Notes and the CARAT 200_-__ Certificates;

            (c) to acquire certain property and assets from the Seller on the Series 200_-__ Closing Date pursuant to the CARAT Trust Sale and Servicing Agreement and any other Further Transfer and Servicing Agreements, to make payments to the CARAT 200_-__ Noteholders and the CARAT 200_-__ Certificateholders, to make deposits into and withdrawals from the Reserve Account and to pay the organizational, start-up and transactional expenses of the Trust;

            (d) to assign, grant, transfer, pledge, mortgage and convey the CARAT Trust Estate pursuant to the terms of the CARAT Indenture and to hold, manage and distribute to the CARAT 200_-__ Certificateholders pursuant to the terms of this Agreement and the CARAT Trust Sale and Servicing Agreement any portion of the CARAT Trust Estate released from the lien of, and remitted to the Trust pursuant to, the CARAT Indenture;

            (e) to enter into and perform its obligations and exercise its rights under the CARAT Basic Documents to which it is to be a party;

            (f) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith, including entering into interest rate swaps and caps and other derivative instruments; and

            (g) subject to compliance with the CARAT Basic Documents, to engage in such other activities as may be required in connection with conservation of the CARAT Owner Trust Estate and the making of distributions to the Securityholders.

            The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the CARAT Basic Documents.

      Section 2.4 Appointment of CARAT Owner Trustee. The Seller hereby appoints the CARAT Owner Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein.

      Section 2.5 Initial Capital Contribution of CARAT Owner Trust Estate. The Seller has sold, assigned, transferred, conveyed and set over to the CARAT Owner Trustee, as of , 200 , the sum of $1. The CARAT Owner Trustee hereby acknowledges receipt in trust from the Seller, as of , 200 , of the foregoing contribution, which constituted the initial CARAT Owner Trust Estate and has been or will be deposited in the Certificate Distribution Account. The Seller shall pay organizational expenses of the Trust as they may arise or shall, upon the request of the CARAT Owner Trustee, promptly reimburse the CARAT Owner Trustee for any such expenses paid by the CARAT Owner Trustee.

      Section 2.6 Declaration of Trust. The CARAT Owner Trustee hereby declares that it shall hold the CARAT Owner Trust Estate (in the name of the Trust and not in the name of

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CARAT Owner Trustee for the Trust, except as required by, and in accordance with, Section 2.8) in trust upon and subject to the conditions set forth herein for the use and benefit of the CARAT 200_-__ Certificateholders, subject to the obligations of the Trust under the CARAT Basic Documents. It is the intention of the parties hereto that the Trust constitute a statutory trust under the Statutory Trust Statute, that this Agreement constitute the governing instrument of such statutory trust and that the CARAT 200_-__ Certificates represent the beneficial interests therein. The rights of the CARAT 200_-__ Certificateholders shall be determined as set forth herein and in the Statutory Trust Statute and the relationship between the parties hereto created by this Agreement shall not constitute indebtedness for any purpose. Effective as of the date hereof, the CARAT Owner Trustee shall have all rights, powers and duties set forth herein and in the Statutory Trust Statute with respect to accomplishing the purposes of the Trust.

      Section 2.7 Liability of the CARAT 200_-__ Certificateholders. CARAT 200_-__ Certificateholders and holders of beneficial interests therein shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the Delaware General Corporation Law.

      Section 2.8 Title to Trust Property. Legal title to all the CARAT Owner Trust Estate shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the CARAT Owner Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be transferred to and vested in the CARAT Owner Trustee, a co-trustee and/or a separate trustee, as the case may be. Any such trustee shall take such part of the CARAT Owner Trust Estate subject to the security interest of the CARAT Indenture Trustee therein established under the CARAT Indenture. Such trustee's acceptance of its appointment shall constitute acknowledgment of such security interest and shall constitute a Grant to the CARAT Indenture Trustee of a security interest in all property held by such trustee. Any such trustee shall prepare and file all such financing statements naming such trustee as debtor that are necessary or advisable to perfect, make effective or continue the lien and security interest of the CARAT Indenture Trustee.

      Section 2.9 Situs of Trust. The Trust shall be located and administered in the State of Delaware or the State of New York. All bank accounts maintained by the CARAT Owner Trustee on behalf of the Trust shall be located in the State of Delaware or the State of New York. The Trust shall not have any employees in any state other than the State of Delaware; provided, however, that nothing herein shall restrict or prohibit the CARAT Owner Trustee from having employees within or without the State of Delaware. Payments shall be received by the Trust only in the State of Delaware or the State of New York, and payments shall be made by the Trust only from the State of Delaware or the State of New York. The only office of the Trust shall be the Corporate Trust Office in the State of Delaware.

      Section 2.10 Representations and Warranties of the Seller. The Seller hereby represents and warrants to the CARAT Owner Trustee that:

            (a) The Seller has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted and had at all relevant times, and now has, power, authority and legal

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right to acquire and own the COLT 200_-__ Secured Notes contemplated to be transferred to the Trust pursuant to the CARAT Trust Sale and Servicing
Agreement.

            (b) The Seller is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualifications.

            (c) The Seller has the power and authority to execute and deliver this Agreement and any other CARAT Basic Documents to which the Seller is a party, and to carry out its terms, the Seller has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Issuer as part of the Trust and the Seller has duly authorized such sale and assignment to the Issuer by all necessary corporate action; and the execution, delivery and performance of this Agreement have been duly authorized by the Seller by all necessary corporate action.

            (d) The consummation of the transactions contemplated by this Agreement and any other CARAT Basic Documents to which the Seller is a party, and the fulfillment of the terms of this Agreement and any other CARAT Basic Documents to which the Seller is a party, do not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or by-laws of the Seller, or any indenture, agreement or other instrument to which the Seller is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the CARAT Basic Documents), or violate any law or, to the best of the Seller's knowledge, any order, rule or regulation applicable to the Seller of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or any of its properties.

            Section 2.11 Tax Treatment. The Seller and the CARAT Owner Trustee, by entering into this Agreement and the CARAT 200_-__ Certificateholders, by acquiring any CARAT 200_-__ Certificates or interest therein, (i) express their intention that the CARAT 200_-__ Certificates shall qualify as equity interests in either (A) a division of the Seller, or any other single Person, disregarded as a separate entity for federal income tax purposes if all CARAT 200_-__ Certificates are owned solely by the Seller or by such single Person, or (B) a partnership for federal income tax purposes if the CARAT 200_-__ Certificates are owned by more than one Person and (ii) unless otherwise required by the appropriate taxing authorities, agree to treat the CARAT 200_-__ Certificates as equity interests in an entity as described in clause (i) of this Section 2.11 for the purposes of federal income taxes, state and local income and franchise taxes, Michigan single business tax, and any other taxes imposed upon, measured by, or based upon gross or net income. The parties agree that, unless otherwise required by appropriate tax authorities, the Trust shall file or cause to be filed annual or other necessary returns, reports and other forms consistent with such characterization of the Trust for such tax purposes.

                                   ARTICLE III
                         THE CARAT 200_-__ CERTIFICATES

      Section 3.1 Initial CARAT 200_-__ Certificate Ownership. As of the formation of the Trust by the contribution by the Seller pursuant to Section 2.5 and until the issuance of the CARAT 200_-__ Certificates, the Seller has been the sole CARAT 200_-__ Certificateholder.

      Section 3.2 Form of the CARAT 200_-__ Certificates. (a) The CARAT 200_-__ Certificates shall be substantially one of the forms set forth as Exhibit A-1 or A-2, as applicable (collectively "Exhibit A"), and shall be issued in minimum denominations of $20,000 and integral multiples of $1,000 in excess thereof; provided, however, that one CARAT 200_-__ Certificate may be issued in a denomination that includes any residual amount. The CARAT 200_-__ Certificates shall represent the entire beneficial interest in the Trust. The CARAT 200_-__ Certificates shall be executed on behalf of the Trust by manual or facsimile signature of a Responsible Officer of the CARAT Owner Trustee. CARAT 200_-__ Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be duly issued, fully paid and non-assessable beneficial interests in the Trust, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such CARAT 200_-__ Certificates or did not hold such offices at the date of authentication and delivery of such CARAT 200_-__ Certificates.

            (b) The Definitive Certificates shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders) all as determined by the officers executing such CARAT 200_-__ Certificates, as evidenced by their execution of such CARAT 200_-__ Certificates.

            (c) The CARAT 200_-__ Certificates shall be issued in fully-registered form. The terms of the CARAT 200_-__ Certificates set forth in Exhibit A shall form part of this Agreement.

            (d) The terms of the CARAT 200_-__ Certificates as provided for in Exhibit A hereto are part of the terms of this Agreement.

      Section 3.3 Execution, Authentication and Delivery. Concurrently with the sale of the COLT 200_-__ Secured Notes to the Trust pursuant to the CARAT Trust Sale and Servicing Agreement, the CARAT Owner Trustee shall cause CARAT 200_-__ Certificates in an aggregate principal amount equal to the initial Certificate Balance to be executed on behalf of the Trust, authenticated and delivered to or upon the written order of the Seller, signed by its chairman of the board, its president or any vice president, without further corporate action by the Seller in authorized denominations. No CARAT 200_-__ Certificate shall entitle its holder to any benefit under this Agreement, or shall be valid for any purpose, unless there shall appear on such CARAT 200_-__ Certificate a certificate of authentication substantially in the form set forth in Exhibit A, executed by the CARAT Owner Trustee or , as the CARAT Owner Trustee's authenticating agent, by manual signature. Such authentication shall constitute conclusive evidence that such CARAT 200_-__ Certificate shall have been duly authenticated and delivered hereunder. All CARAT 200_-__ Certificates shall be dated the date of their authentication.

      Section 3.4 Registration; Registration of Transfer and Exchange of CARAT 200_-__ Certificates.

            (a) The Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 3.8, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the CARAT Owner Trustee shall provide for the registration of CARAT 200_-__ Certificates and of transfers and exchanges of CARAT 200_-__ Certificates as provided herein; provided, however, that no CARAT 200_-__ Certificate may be subdivided upon transfer or exchange such that the denomination of any resulting CARAT 200_-__ Certificate is less than $20,000. shall be the initial Certificate Registrar. Upon any resignation of a Certificate Registrar, the CARAT Owner Trustee shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Certificate Registrar.

            (b) Upon surrender for registration of transfer of any CARAT 200_-__ Certificate at the office or agency maintained pursuant to Section 3.8, the CARAT Owner Trustee shall execute on behalf of the Trust, authenticate and deliver (or shall cause as its authenticating agent to authenticate and deliver), in the name of the designated transferee or transferees, one or more new CARAT 200_-__ Certificates in authorized denominations of a like aggregate amount dated the date of authentication by the CARAT Owner Trustee or any authenticating agent.

            (c) At the option of a Holder, CARAT 200_-__ Certificates may be exchanged for other CARAT 200_-__ Certificates of authorized denominations of a like aggregate principal amount upon surrender of the CARAT 200_-__ Certificates to be exchanged at the Corporate Trust Office maintained pursuant to Section
3.8. Whenever any CARAT 200_-__ Certificates are so surrendered for exchange, the CARAT Owner Trustee shall execute on behalf of the Trust, authenticate and deliver (or shall cause as its authenticating agent to authenticate and deliver) one or more CARAT 200_-__ Certificates dated the date of authentication by the CARAT Owner Trustee or any authenticating agent. Such CARAT 200_-__ Certificates shall be delivered to the Holder making the exchange.

            (d) Every CARAT 200_-__ Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the CARAT Owner Trustee and the Certificate Registrar duly executed by the Holder or his attorney duly authorized in writing and such other documents and instruments as may be required by Section 3.4(b). Each CARAT 200_-__ Certificate surrendered for registration of transfer or exchange shall be canceled and subsequently destroyed or otherwise disposed of by the CARAT Owner Trustee or Certificate Registrar in accordance with its customary practice.

            (e) The CARAT Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed and any other expenses of the CARAT Owner Trustee in connection with any transfer or exchange of CARAT 200_-__ Certificates.

      Section 3.5 Mutilated, Destroyed, Lost or Stolen CARAT 200_-__
Certificates.

            (a) If (i) any mutilated CARAT 200_-__ Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Certificate Registrar, the CARAT Owner Trustee and the Trust such security or indemnity as may be required by them to hold each of them harmless, then, in the absence of notice to the Certificate Registrar or the CARAT Owner Trustee that such CARAT 200_-__ Certificate has been acquired by a protected purchaser, the CARAT Owner Trustee shall execute on behalf of the Trust and the CARAT Owner Trustee shall authenticate and deliver (or shall cause as its authenticating agent to authenticate and deliver), in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a replacement CARAT 200_-__ Certificate in authorized denominations of a like aggregate principal amount; provided, however, that if any such destroyed, lost or stolen Certificate, but not a mutilated Certificate, shall have become or within seven days shall be due and payable, then instead of issuing a replacement CARAT 200_-__ Certificate the CARAT Owner Trustee may pay such destroyed, lost or stolen CARAT 200_-__ Certificate when so due or payable.

            (b) If, after the delivery of a replacement CARAT 200_-__ Certificate or payment in respect of a destroyed, lost or stolen CARAT 200_-__ Certificate pursuant to Section 3.5(a), a protected purchaser of the original CARAT 200_-__ Certificate in lieu of which such replacement CARAT 200_-__ Certificate was issued presents for payment such original Certificate, the CARAT Owner Trustee shall be entitled to recover such replacement CARAT 200_-__ Certificate (and any distributions or payments made with respect thereto) or such payment from the Person to whom it was delivered or any Person taking such replacement CARAT 200_-__ Certificate from such Person to whom such replacement CARAT 200_-__ Certificate was delivered or any assignee of such Person, except a protected purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the CARAT Owner Trustee in connection therewith.

            (c) In connection with the issuance of any replacement CARAT 200_-__ Certificate under this Section 3.5, the CARAT Owner Trustee may require the payment by the Holder of such CARAT 200_-__ Certificate of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the CARAT Owner Trustee and the Certificate Registrar) connected therewith.

            (d) Any duplicate CARAT 200_-__ Certificate issued pursuant to this Section 3.5 in replacement of any mutilated, destroyed, lost or stolen CARAT 200_-__ Certificate shall constitute an original additional beneficial interest in the Trust, whether or not the mutilated, destroyed, lost or stolen CARAT 200_-__ Certificate shall be found at any time or be enforced by anyone, and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other CARAT 200_-__ Certificates duly issued hereunder.

            (e) The provisions of this Section 3.5 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen CARAT 200_-__ Certificates.

      Section 3.6 Persons Deemed CARAT 200_-__ Certificateholders. Prior to due presentation of a CARAT 200_-__ Certificate for registration of transfer, the CARAT Owner Trustee or the Certificate Registrar may treat the Person in whose name any CARAT 200_-__ Certificate shall be registered in the Certificate Register as the CARAT 200_-__ Certificateholder of such CARAT 200_-__ Certificate for the purpose of receiving distributions pursuant to Article V and for all other purposes whatsoever, and neither the CARAT Owner Trustee nor the Certificate Registrar shall be affected by any notice to the contrary.

      Section 3.7 Access to List of CARAT 200_-__ Certificateholders' Names and Addresses. The CARAT Owner Trustee shall furnish or cause to be furnished to the Servicer and the Seller, within 15 days after receipt by the CARAT Owner Trustee of a request therefor from the Servicer or the Seller, in writing, a list of the names and addresses of the CARAT 200_-__ Certificateholders as of the most recent Record Date. Each Holder, by receiving and holding a Certificate, shall be deemed to have agreed not to hold any of the Servicer, the Seller or the CARAT Owner Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

      Section 3.8 Maintenance of Corporate Trust Office. The CARAT Owner Trustee shall maintain in the Borough of Manhattan, the City of New York, an office or offices or agency or agencies where CARAT 200_-__ Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the CARAT Owner Trustee in respect of the CARAT 200_-__ Certificates and the CARAT Basic Documents may be served. The CARAT Owner Trustee initially designates the offices of , , as its principal office for such purposes. The CARAT Owner Trustee shall give prompt written notice to the Seller, the Servicer, and to the CARAT 200_-__ Certificateholders of any change in the location of the Certificate Register or any such office or agency.

      Section 3.9 Appointment of Paying Agent. Except as otherwise provided in
Section 5.2, the Paying Agent shall make distributions to CARAT 200_-__ Certificateholders from the Certificate Distribution Account pursuant to Section
5.2 and shall report the amounts of such distributions to the CARAT Owner Trustee and the Servicer; provided that no such reports shall be required so long as the Seller is the sole CARAT 200_-__ Certificateholder. Any Paying Agent shall have the revocable power to withdraw funds from the Certificate Distribution Account for the purpose of making the distributions referred to above. The CARAT Owner Trustee may revoke such power and remove the Paying Agent if the CARAT Owner Trustee determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under this Agreement in any material respect. The Paying Agent shall initially be , and any co-paying agent chosen by , and acceptable to the CARAT Owner Trustee. shall be permitted to resign as Paying Agent upon 30 days' written notice to the CARAT Owner Trustee. If shall no longer be the Paying Agent, the CARAT Owner Trustee shall appoint a successor to act as Paying Agent (which shall be a bank or trust company). The

CARAT Owner Trustee shall cause such successor Paying Agent or any additional Paying Agent appointed by the CARAT Owner Trustee to execute and deliver to the CARAT Owner Trustee an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the CARAT Owner Trustee that as Paying Agent, such successor Paying Agent or additional Paying Agent shall hold all sums, if any, held by it for payment to the CARAT 200_-__ Certificateholders in trust for the benefit of the CARAT 200_-__ Certificateholders entitled thereto until such sums shall be paid to such CARAT 200_-__ Certificateholders. The Paying Agent shall return all unclaimed funds to the CARAT Owner Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the CARAT Owner Trustee. The provisions of Sections 6.3, 6.6,
6.7 and 6.9 shall apply to the CARAT Owner Trustee also in its role as Paying Agent, for so long as the CARAT Owner Trustee shall act as Paying Agent and, to the extent applicable, to any other paying agent, certificate registrar or authenticating agent appointed hereunder. Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

      Section 3.10 [RESERVED]

      Section 3.11 Book-Entry Certificates. Except for the Definitive Certificates issued pursuant to this Agreement, CARAT 200_-__ the Certificates, upon original issuance, shall be issued in the form of a printed CARAT 200_-__ Certificate or CARAT 200_-__ Certificates representing Book-Entry Certificates, to be delivered to The Depository Trust Company, the initial Clearing Agency, by or on behalf of the CARAT Trust. Book-Entry Certificates shall be issued in the form of Exhibit A-2. Such CARAT 200_-__ Certificate or CARAT 200_-__ Certificates shall initially be registered on the Certificate Register in the name of Cede & Co., the nominee of the initial Clearing Agency and no CARAT 200_-__ Certificate Owner other than the Seller shall receive a definitive CARAT 200_-__ Certificate representing such CARAT 200_-__ Certificate Owner's interest in such CARAT 200_-__ Certificate, except as provided in Section 3.13. Unless and until Definitive Certificates shall have been issued to CARAT 200_-__ Certificate Owners pursuant to Section 3.13:

            (a) the provisions of this Section 3.11 shall be in full force and effect;

            (b) the Certificate Registrar and the CARAT Owner Trustee shall be entitled to deal with the Clearing Agency for all purposes of this Agreement (including the payment of principal of and interest on the Certificates and the giving of instructions or directions hereunder) as the sole Holder of the CARAT 200_-__ Certificate, and shall have no obligation to the CARAT 200_-__ Certificate Owners;

            (c) to the extent that the provisions of this Section 3.11 conflict with any other provisions of this Agreement, the provisions of this
Section 3.11 shall control;

            (d) the rights of the CARAT 200_-__ Certificate Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such CARAT 200_-__ Certificate Owners and the Clearing Agency and/or the Clearing Agency Participants, unless and until Definitive Certificates are issued pursuant to Section 3.13, the initial Clearing Agency will make book-entry transfers among the Clearing

Agency Participants and receive and transmit payments of principal of and interest on the CARAT 200_-__ Certificates to such Clearing Agency Participants;

            (e) whenever this Agreement requires or permits actions to be taken based upon instructions or directions of Holders of CARAT 200_-__ Certificates evidencing a specified percentage of the Voting Interests, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from CARAT 200_-__ Certificate Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of Voting Interests and has delivered such instructions to the CARAT Owner Trustee;

provided, however, that the provisions of this Section 3.11 shall not be applicable in respect of CARAT 200_-__ Certificates issued to the Seller. The Seller or the CARAT Owner Trustee may set a record date for the purpose of determining the identity of Holders of CARAT 200_-__ Certificates entitled to vote or to consent to any action by vote as provided in this Agreement.

      Section 3.12 Notices to Clearing Agency. Whenever a notice or other communication to the Certificateholders is required under this Agreement, unless and until Definitive CARAT 200_-__ Certificates shall have been issued to CARAT 200_-__ Certificate Owners pursuant to Section 3.13, the CARAT Owner Trustee shall give all such notices and communications specified herein to be given to Certificateholders to the Clearing Agency and shall have no further obligation to the CARAT 200_-__ Certificate Owners.

      Section 3.13 Definitive Certificates. Fully registered definitive CARAT 200_-__ Certificates representing a beneficial interest in the CARAT 200_-__ Certificates ("Definitive Certificates") may be issued under this Agreement. Definitive CARAT 200_-__ Certificates shall be issued in the form set forth in Exhibit A-1. In addition, to the extent (a) the CARAT Administrator advises the Owner Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the CARAT 200_-__ Certificates and the CARAT Administrator is unable to locate a qualified successor, (b) the CARAT Administrator at its option advises the CARAT Owner Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency, or (c) after the occurrence of an Event of Default or a Servicer Default, CARAT 200_-__ Certificate Owners representing beneficial interests aggregating at least a majority of the Voting Interests advise the Clearing Agency in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interest of the Certificate Owners, then the Clearing Agency shall notify all Certificate Owners and the CARAT Owner Trustee of the occurrence of any such event and of the availability of Definitive Certificates to CARAT 200_-__ Certificate Owners requesting the same. Upon surrender to the CARAT Owner Trustee of the printed CARAT 200_-__ Certificate or CARAT 200_-__ Certificates representing the Book-Entry Certificates by the Clearing Agency, accompanied by registration instructions, the Owner Trustee shall execute and authenticate the Definitive Certificates in accordance with the instructions of the Clearing Agency. Neither the Certificate Registrar nor the Owner Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates, the Owner Trustee shall recognize the Holders of the Definitive Certificates as CARAT 200_-__ Certificateholders.

      Section 3.14 Seller as CARAT 200_-__ Certificateholder. The Seller in its individual or any other capacity may become the owner or pledgee of CARAT 200_-__ Certificates and may otherwise deal with the CARAT Owner Trustee or its Affiliates as if it were not the Seller.

                                  ARTICLE IV .
                         ACTIONS BY CARAT OWNER TRUSTEE

      Section 4.1 Prior Notice to CARAT 200_-__ Certificateholders with Respect to Certain Matters. The CARAT Owner Trustee shall not take action with respect to the following matters, unless (i) the CARAT Owner Trustee shall have notified the CARAT 200_-__ Certificateholders in writing of the proposed action at least 30 days and not more than 45 days before the taking of such action and (ii) the CARAT 200_-__ Certificateholders shall not have notified the CARAT Owner Trustee in writing prior to the 30th day after such notice is given that such CARAT 200_-__ Certificateholders have withheld consent or provided alternative direction:

            (a) the initiation of any claim or lawsuit by the Trust (other than an action to collect on a COLT 200_-__ Secured Note or an action by the CARAT Indenture Trustee pursuant to the CARAT Indenture) and the compromise of any action, claim or lawsuit brought by or against the Trust (other than an action to collect on a COLT 200_-__ Secured Note or an action by the CARAT Indenture Trustee pursuant to the CARAT Indenture);

            (b) the election by the Trust to file an amendment to the Certificate of Trust, a conformed copy of which is attached hereto as Exhibit B;

            (c) the amendment of the CARAT Indenture by a supplemental indenture in circumstances where the consent of any CARAT 200_-__ Noteholder is required;

            (d) the amendment of the CARAT Indenture by a supplemental indenture in circumstances where the consent of any CARAT 200_-__ Noteholder is not required and such amendment materially adversely affects the interests of the CARAT 200_-__ Certificateholders;

            (e) the amendment, change or modification of the CARAT Administration Agreement, except to cure any ambiguity or to amend or supplement any provision in a manner that would not materially adversely affect the interests of the CARAT 200_-__ Certificateholders; or

            (f) the appointment pursuant to the CARAT Indenture of a successor Note Registrar, Paying Agent or CARAT Indenture Trustee or pursuant to this Agreement of a successor Certificate Registrar, or the consent to the assignment by the Note Registrar, Paying Agent or CARAT Indenture Trustee or Certificate Registrar of its obligations under the CARAT Indenture or this Agreement, as applicable.

      Section 4.2 Action by CARAT 200_-__ Certificateholders with Respect to Certain Matters. The CARAT Owner Trustee shall not have the power, except upon the written direction of the CARAT 200_-__ Certificateholders, to remove the CARAT Administrator under the CARAT Administration Agreement pursuant to Section 10 thereof, appoint a successor CARAT Administrator pursuant to Section 10 of the CARAT Administration Agreement, remove the

Servicer under the CARAT Trust Sale and Servicing Agreement pursuant to Section
7.02 thereof or except as expressly provided in the CARAT Basic Documents, sell the COLT 200_-__ Secured Notes or any interest therein after the termination of the CARAT Indenture. The CARAT Owner Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed by the CARAT 200_-__ Certificateholders.

      Section 4.3 Action by CARAT 200_-__ Certificateholders with Respect to Bankruptcy. Notwithstanding any prior termination of this Agreement, the CARAT Owner Trustee shall not have the power to commence a voluntary proceeding in bankruptcy relating to the Trust without the unanimous prior approval of all CARAT 200_-__ Certificateholders (including the Seller) and the delivery to the CARAT Owner Trustee by each such CARAT 200_-__ Certificateholder of a certificate certifying that such CARAT 200_-__ Certificateholder reasonably believes that the Trust is insolvent; provided, however, that under no circumstances shall the CARAT Owner Trustee commence or join in commencing any such proceeding prior to the date that is one year and one day after the termination of the Trust.

      Section 4.4 Restrictions on CARAT 200_-__ Certificateholders' Power. The CARAT 200_-__ Certificateholders shall not direct the CARAT Owner Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the CARAT Owner Trustee under this Agreement, including Section 2.3 of this Agreement, or any of the CARAT Basic Documents, nor shall the CARAT Owner Trustee be obligated to follow any such direction, if given. The CARAT 200_-__ Certificateholders shall not and shall not direct the CARAT Owner Trustee to take action that would violate the provisions of Section 6.1 and, if given, the CARAT Owner Trustee shall not be obligated to follow any such direction.

      Section 4.5 Majority Control. Except as expressly provided herein, any action that may be taken or consent that may be given or withheld by the CARAT 200_-__ Certificateholders under this Agreement shall be effective if such action is taken or such consent is given or withheld by the Holders of CARAT 200_-__ Certificates evidencing not less than a majority of the Voting Interests as of the close of the preceding Distribution Date. Except as expressly provided herein, any written notice, instruction, direction or other document of the CARAT 200_-__ Certificateholders delivered pursuant to this Agreement shall be effective if signed by Holders of CARAT 200_-__ Certificates evidencing not less than a majority of the Voting Interests at the time of the delivery of such notice.

                                    ARTICLE V
                   APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

      Section 5.1 Establishment of Certificate Distribution Account.

            (a) Except as otherwise provided in Section 5.2, the Servicer, for the benefit of the CARAT 200_-__ Certificateholders, shall establish and maintain in the name of the Trust an Eligible Deposit Account known as the Capital Auto Receivables Asset Trust 200_-__ Certificate Distribution Account (the "Certificate Distribution Account"), bearing an additional designation clearly indicating that the funds deposited therein are held for the benefit of the CARAT 200_-__ Certificateholders.

            (b) The Trust shall possess all right, title and interest in and to all funds on deposit from time to time in the Certificate Distribution Account and in all proceeds thereof. Except as otherwise provided herein or in the CARAT Trust Sale and Servicing Agreement, the CARAT Indenture, the Certificate Distribution Account shall be under the sole dominion and control of the CARAT Owner Trustee for the benefit of the CARAT 200_-__ Certificateholders. If, at any time, the Certificate Distribution Account ceases to be an Eligible Deposit Account, the CARAT Owner Trustee (or the Servicer on behalf of the CARAT Owner Trustee, if the Certificate Distribution Account is not then held by the CARAT Owner Trustee or an Affiliate thereof) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Certificate Distribution Account as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Certificate Distribution Account.

      Section 5.2 Application of Trust Funds.

            (a) On each Distribution Date, the CARAT Owner Trustee shall distribute to the CARAT 200_-__ Certificateholders, on a pro rata basis, amounts equal to the amounts deposited in the Certificate Distribution Account pursuant to Sections 4.06 and 4.07 of the CARAT Trust Sale and Servicing Agreement on or prior to such Distribution Date. Notwithstanding the foregoing or anything else to the contrary in this Agreement or the other CARAT Basic Documents, if and for so long as CARAT 200_-__ Certificates representing in the aggregate a 100% beneficial interest in the Trust are held by the Seller, (i) no Certificate Distribution Account shall be required to be established or maintained and (ii) all distributions and payments on the CARAT 200_-__ Certificates (including the final distribution as contemplated by Section 7.1(c)) required hereunder or under the CARAT Trust Sale and Servicing Agreement shall be made directly to the Seller by the CARAT Indenture Trustee (whether or not the CARAT Trust Sale and Servicing Agreement otherwise contemplates deposit into the Certificate Distribution Account) and the CARAT Owner Trustee shall have no duty or liability to see to such distribution.

            (b) On each Distribution Date, the CARAT Owner Trustee shall send to each CARAT 200_-__ Certificateholder the statement provided to the CARAT Owner Trustee by the Servicer pursuant to Section 4.09(a) of the CARAT Trust Sale and Servicing Agreement on such Distribution Date setting forth, among other things, the amount of the distribution allocable to Certificate Balance and to interest, the Certificate Balance after giving effect to such distribution, the balance of the Reserve Account (and amounts, if any, distributed from the Reserve Account) and the Servicing Fee with respect to such Distribution Date or Monthly Period, as applicable; provided that no such statement shall be required to be sent by the CARAT Owner Trustee if and for so long as the Seller is the sole CARAT 200_-__ Certificateholder.

            (c) If any withholding tax is imposed on the Trust's payment (or allocations of income) to a CARAT 200_-__ Certificateholder, such tax shall reduce the amount otherwise distributable to the CARAT 200_-__ Certificateholder in accordance with this Section 5.2; provided, however, that the CARAT Owner Trustee shall not have an obligation to withhold any such amount if and for so long as the Seller is the sole CARAT 200_-__ Certificateholder. The CARAT Owner Trustee is hereby authorized and directed to retain from amounts otherwise distributable to the CARAT 200_-__ Certificateholders sufficient funds for the payment of any tax that is legally owed by the Trust (but such authorization shall not prevent the CARAT Owner Trustee from contesting any such tax in appropriate proceedings and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to a CARAT 200_-__ Certificateholder shall be treated as cash distributed to such CARAT 200_-__ Certificateholder at the time it is withheld by the Trust and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution to a non-U.S. CARAT 200_-__ Certificateholder), the CARAT Owner Trustee may in its sole discretion withhold such amounts in accordance with this
Section 5.2(c). If a CARAT 200_-__ Certificateholder wishes to apply for a refund of any such withholding tax, the CARAT Owner Trustee shall reasonably cooperate with such CARAT 200_-__ Certificateholder in making such claim so long as such CARAT 200_-__ Certificateholder agrees to reimburse the CARAT Owner Trustee for any out-of-pocket expenses incurred.

            (d) If the CARAT Indenture Trustee holds escheated funds for payment to the Trust pursuant to Section 3.3(e) of the CARAT Indenture, the CARAT Owner Trustee shall, upon notice from the CARAT Indenture Trustee that such funds exist, submit on behalf of the Trust an Issuer Order to the CARAT Indenture Trustee pursuant to Section 3.3(e) of the CARAT Indenture instructing the CARAT Indenture Trustee to pay such funds to or at the order of the Seller.

      Section 5.3 Method of Payment. Subject to Section 7.1(c), distributions required to be made to CARAT 200_-__ Certificateholders on any Distribution Date shall be made to each CARAT 200_-__ Certificateholder of record on the related Record Date (i) by wire transfer, in immediately available funds, to the account of such Holder at a bank or other entity having appropriate facilities therefor, if (x) the CARAT 200_-__ Certificates are Definitive Certificates, and such CARAT 200_-__ Certificateholder shall have provided to the Certificate Registrar appropriate written instructions at least five Business Days prior to such Record Date and the distribution required to be made to such Holder on such Distribution Date exceeds $100,000 or (y) the CARAT 200_-__ Certificates are Book-Entry Certificates, or, (ii) if neither clause (i)(x) nor clause (i)(y) is applicable, by check mailed to such CARAT 200_-__ Certificateholder at the address of such CARAT 200_-__ Certificateholder appearing in the Certificate Register.

      Section 5.4 Accounting and Reports to the CARAT 200_-__ Certificateholders, the Internal Revenue Service and Others. The CARAT Owner Trustee shall maintain (or cause to be maintained) the books of the Trust on a calendar year basis on the accrual method of accounting, deliver to each CARAT 200_-__ Certificateholder, as may be required by the Code and applicable Treasury Regulations or otherwise, such information as may be required to enable each CARAT 200_-__ Certificateholder to prepare its federal income tax return, file such tax returns relating to the Trust and make such elections as may from time to time be required or appropriate under any applicable state or federal statute or rule or regulation thereunder so as to maintain the Trust's characterization as an entity described in clause (i) of Section 2.11 for federal income tax purposes, cause such tax returns to be signed in the manner required by law and collect or cause to be collected any withholding tax as described in and in accordance with Section 5.2(c) with respect to income or distributions to CARAT 200_-__ Certificateholders. In the event that the Internal Revenue Service were to contend successfully that the Trust is not a grantor trust but is rather a partnership for federal income tax purposes, the Trust shall allocate items of income, gain, deduction and loss to the partners of the Trust in accordance with their economic interests in the Trust. With respect to interest expense of the Trust, the Trust shall allocate to the CARAT 200_-__ Certificateholders their share of the entire amount of such interest expense.

      Section 5.5 Signature on Returns; Other Tax Matters. The CARAT Owner Trustee shall sign on behalf of the Trust any and all tax returns of the Trust, unless applicable law requires a CARAT 200_-__ Certificateholder to sign such documents, in which case such documents shall be signed by the Seller. To the extent one may be required, the Seller shall be the "tax matters partner" of the Trust pursuant to the Code.

                                   ARTICLE VI
                             THE CARAT OWNER TRUSTEE

      Section 6.1 Duties of CARAT Owner Trustee.

            (a) The CARAT Owner Trustee undertakes to perform such duties, and only such duties, as are specifically set forth in this Agreement and the other CARAT Basic Documents, including the administration of the Trust in the interest of the CARAT 200_-__ Certificateholders, subject to the CARAT Basic Documents and in accordance with the provisions of this Agreement. No implied covenants or obligations shall be read into this Agreement.

            (b) Notwithstanding the foregoing, the CARAT Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the CARAT Basic Documents to the extent the CARAT Administrator has agreed in the CARAT Administration Agreement to perform any act or to discharge any duty of the CARAT Owner Trustee hereunder or under any CARAT Basic Document, and the CARAT Owner Trustee shall not be liable for the default or failure of the CARAT Administrator to carry out its obligations under the CARAT Administration Agreement.

            (c) In the absence of bad faith on its part, the CARAT Owner Trustee may conclusively rely upon certificates or opinions furnished to the CARAT Owner Trustee and conforming to the requirements of this Agreement in determining the truth of the statements and the correctness of the opinions contained therein; provided, however, that the CARAT Owner Trustee shall have examined such certificates or opinions so as to determine compliance of the same with the requirements of this Agreement.

            (d) The CARAT Owner Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                  (i)   this Section 6.1(d) shall not limit the effect of
Section 6.1(a) or (b);

                  (ii) the CARAT Owner Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the CARAT Owner Trustee was negligent in ascertaining the pertinent facts; and

                  (iii) the CARAT Owner Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 4.1, 4.2 or 6.4.

            (e) Subject to Sections 5.1 and 5.2, monies received by the CARAT Owner Trustee hereunder need not be segregated in any manner except to the extent required by law or the CARAT Trust Sale and Servicing Agreement and may be deposited under such general conditions as may be prescribed by law, and the CARAT Owner Trustee shall not be liable for any interest thereon.

            (f) The CARAT Owner Trustee shall not take any action that (i) is inconsistent with the purposes of the Trust set forth in Section 2.3 or (ii) would, to the actual knowledge of a Responsible Officer of the CARAT Owner Trustee, result in the Trust's becoming taxable as a corporation for federal income tax purposes. The CARAT 200_-__ Certificateholders shall not direct the CARAT Owner Trustee to take action that would violate the provisions of this
Section 6.1.

      Section 6.2 Rights of CARAT Owner Trustee. The CARAT Owner Trustee is authorized and directed to execute and deliver the CARAT Basic Documents and each certificate or other document attached as an exhibit to or contemplated by the CARAT Basic Documents to which the Trust is to be a party, in such form as the Seller shall approve as evidenced conclusively by the CARAT Owner Trustee's execution thereof. In addition to the foregoing, the CARAT Owner Trustee is authorized, but shall not be obligated, to take all actions required of the Trust pursuant to the CARAT Basic Documents. The CARAT Owner Trustee is further authorized from time to time to take such action as the CARAT Administrator recommends and directs in writing with respect to the CARAT Basic Documents.

      Section 6.3 Acceptance of Trusts and Duties. Except as otherwise provided in this Article VI, in accepting the trusts hereby created,__ acts solely as CARAT Owner Trustee hereunder and not in its individual capacity and all Persons having any claim against the CARAT Owner Trustee by reason of the transactions contemplated by this Agreement or any CARAT Basic Document shall look only to the CARAT Owner Trust Estate for payment or satisfaction thereof. The CARAT Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement. The CARAT Owner Trustee also agrees to disburse all monies actually received by it constituting part of the CARAT Owner Trust Estate upon the terms of the CARAT Basic Documents and this Agreement. The CARAT Owner Trustee shall not be liable or accountable hereunder or under any CARAT Basic Document under any circumstances, except for its own negligent action, its own negligent failure to act or its own willful misconduct or in the case of the inaccuracy of any representation or warranty contained in Section 6.6 and expressly made by the CARAT Owner Trustee. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

            (a) the CARAT Owner Trustee shall at no time have any responsibility or liability for, or with respect to, the legality, validity and enforceability of any COLT 200_-__ Secured Note, or the perfection and priority of any security interest created by any COLT 200_-__ Secured Note in any Series 200_-__ Lease Asset or the maintenance of any such perfection and priority, or for, or with respect to, the sufficiency of the CARAT Owner Trust Estate or its ability to generate the payments to be distributed to CARAT 200_-__ Certificateholders under this Agreement or to CARAT 200_-__ Noteholders under the CARAT Indenture, including, without limitation: the existence, condition and ownership of any Series 200_-__ Lease Asset securing a COLT 200_-__ Secured Note; the existence and enforceability of any insurance thereon; the existence and contents of any COLT 200_-__ Secured Note on any computer or other record thereof; the validity of the assignment of any COLT 200_-__ Secured Note to the Trust or of any intervening assignment; the completeness of any COLT 200_-__ Secured Note; the performance or enforcement of any COLT 200_-__ Secured Note; the compliance by the Seller or the Servicer with any warranty or representation made under any CARAT Basic Document or in any related document or the accuracy of any such warranty or representation or any action of the CARAT Administrator, the Trustee or the Servicer or any sub-servicer taken in the name of the CARAT Owner Trustee;

            (b) the CARAT Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of the CARAT Administrator or any CARAT 200_-__ Certificateholder;

            (c) no provision of this Agreement or any CARAT Basic Document shall require the CARAT Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under any CARAT Basic Document, if the CARAT Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

            (d) under no circumstances shall the CARAT Owner Trustee be liable for indebtedness evidenced by or arising under any of the CARAT Basic Documents, including the principal of and interest on the CARAT 200_-__ Notes or the Certificate Balance of and interest on the CARAT 200_-__ Certificates;

            (e) the CARAT Owner Trustee shall not be responsible for or in respect of and makes no representation as to the validity or sufficiency of any provision of this Agreement other than as explicitly set forth herein or for the due execution hereof by the Seller or for the form, character, genuineness, sufficiency, value or validity of any of the CARAT Owner Trust Estate or for, or in respect of, the validity or sufficiency of the CARAT Basic Documents, the CARAT 200_-__ Notes, the CARAT 200_-__ Certificates (other than the certificate of authentication on the CARAT 200_-__ Certificates) or of any COLT 200_-__ Secured Notes or any related documents, and the CARAT Owner Trustee shall in no event assume or incur any liability, duty or obligation to any CARAT 200_-__ Noteholder or to any CARAT 200_-__ Certificateholder, other than as expressly provided for herein and in the CARAT Basic Documents;

            (f) the CARAT Owner Trustee shall not be liable for the default or misconduct of the CARAT Administrator, the CARAT Indenture Trustee, the Seller or the Servicer under any of the CARAT Basic Documents or otherwise and the CARAT Owner Trustee shall have no obligation or liability to perform the obligations of the Trust under this Agreement or the CARAT Basic Documents that are required to be performed by the CARAT Administrator under the CARAT

Administration Agreement, the CARAT Indenture Trustee under the CARAT Indenture or the Servicer under the CARAT Pooling and Servicing Agreement or the CARAT Trust Sale and Servicing Agreement; and

            (g) the CARAT Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any CARAT Basic Document, at the request, order or direction of any of the CARAT 200_-__ Certificateholders, unless such CARAT 200_-__ Certificateholders have offered to the CARAT Owner Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the CARAT Owner Trustee therein or thereby. The right of the CARAT Owner Trustee to perform any discretionary act enumerated in this Agreement or in any CARAT Basic Document shall not be construed as a duty, and the CARAT Owner Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of any such act.

            (h) Notwithstanding anything to the contrary contained herein or in any other CARAT Basic Document, the CARAT Owner Trustee shall not be required to execute, deliver or certify on behalf of the CARAT Trust or any other Person any filings, certificates, affidavits or other instruments required under the Sarbanes-Oxley Act of 2002. Notwithstanding any Person's right to instruct the CARAT Owner Trustee, neither the CARAT Owner Trustee nor any agent, employee, director or officer of the CARAT Owner Trustee shall have any obligation to execute any certificates or other documents required pursuant to the Sarbanes-Oxley Act of 2002 or the rules and regulations promulgated pursuant thereto, and the refusal to comply with any such instructions shall not constitute a default or breach under any CARAT Basic Document. In the event that the CARAT Owner Trustee, on behalf of the CARAT Trust, does not execute, deliver or certify any filings, certificates, affidavits or other instruments required under the Sarbanes-Oxley Act of 2002, an Officer of the CARAT Administrator shall, on behalf of the CARAT Trust, execute, deliver or make such certification.

      Section 6.4 Action upon Instruction by CARAT 200_-__ Certificateholders.

            (a) Subject to Section 4.4, the CARAT 200_-__ Certificateholders may by written instruction direct the CARAT Owner Trustee in the management of the Trust. Such direction may be exercised at any time by written instruction of the CARAT 200_-__ Certificateholders pursuant to Section 4.5.

            (b) Notwithstanding the foregoing, the CARAT Owner Trustee shall not be required to take any action hereunder or under any CARAT Basic Document if the CARAT Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the CARAT Owner Trustee or is contrary to the terms hereof or of any CARAT Basic Document or is otherwise contrary to law.

            (c) Whenever the CARAT Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or any CARAT Basic Document, or is unsure as to the application, intent, interpretation or meaning of any provision of this Agreement or the CARAT Basic Documents, the CARAT Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the CARAT 200_-__ Certificateholders requesting instruction as to the course of action to be adopted, and, to the extent the CARAT Owner Trustee acts in good faith in accordance with any such instruction received, the CARAT Owner Trustee shall not be liable on account of such action to any Person. If the CARAT Owner Trustee shall not have received appropriate instructions within ten days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action which is consistent, in its view, with this Agreement or the CARAT Basic Documents, and as it shall deem to be in the best interests of the CARAT 200_-__ Certificateholders, and the CARAT Owner Trustee shall have no liability to any Person for any such action or inaction.

      Section 6.5 Furnishing of Documents. The CARAT Owner Trustee shall furnish to the CARAT 200_-__ Certificateholders, promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the CARAT Owner Trustee under the CARAT Basic Documents.

      Section 6.6 Representations and Warranties of CARAT Owner Trustee. The CARAT Owner Trustee hereby represents and warrants to the Seller, for the benefit of the CARAT 200_-__ Certificateholders, that:

            (a) It is a banking corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation. It has satisfied the eligibility requirements set forth in Section 6.13.

            (b) It has full power, authority and legal right to execute, deliver and perform this Agreement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement.

            (c) The execution, delivery and performance by it of this Agreement (i) shall not violate any provision of any law or regulation governing the banking and trust powers of the CARAT Owner Trustee or any order, writ, judgment or decree of any court, arbitrator or governmental authority applicable to the CARAT Owner Trustee or any of its assets, (ii) shall not violate any provision of the corporate charter or by-laws of the CARAT Owner Trustee or
(iii) shall not violate any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of any lien on any properties included in the Trust pursuant to the provisions of any mortgage, indenture, contract, agreement or other undertaking to which it is a party, which violation, default or lien could reasonably be expected to have a materially adverse effect on the CARAT Owner Trustee's performance or ability to perform its duties as CARAT Owner Trustee under this Agreement or on the transactions contemplated in this Agreement.

            (d) This Agreement has been duly executed and delivered by the CARAT Owner Trustee and constitutes the legal, valid and binding agreement of the CARAT Owner Trustee, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

      Section 6.7 Reliance; Advice of Counsel.

            (a) The CARAT Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties and need not investigate any fact or matter in any such document. The CARAT Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the CARAT Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the CARAT Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

            (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the CARAT Basic Documents, the CARAT Owner Trustee may act directly or through its agents, attorneys, custodians or nominees (including the granting of a power of attorney to officers of_ to execute and deliver any CARAT Basic Documents, CARAT 200_-__ Certificate, CARAT 200_-__ Note or other documents related thereto on behalf of the CARAT Owner Trustee) pursuant to agreements entered into with any of them, and the CARAT Owner Trustee shall not be liable for the conduct or misconduct of such agents, attorneys, custodians or nominees if such agents, attorneys, custodians or nominees shall have been selected by the CARAT Owner Trustee with reasonable care; and may consult with counsel, accountants and other skilled professionals to be selected with reasonable care and employed by it. The CARAT Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the opinion or advice of any such counsel, accountants or other such Persons and not contrary to this Agreement or any CARAT Basic Document.

      Section 6.8 CARAT Owner Trustee May Own CARAT 200_-__ Certificates and CARAT 200 - ___Notes. or any successor CARAT Owner Trustee in its individual or any other capacity may become the owner or pledgee of CARAT 200_-__ Certificates or CARAT 200_-__ Notes and may deal with the Seller, the CARAT Administrator, the CARAT Indenture Trustee and the Servicer in transactions in the same manner as it would have if it were not the CARAT Owner Trustee.

      Section 6.9 Compensation and Indemnity. The CARAT Owner Trustee shall receive as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof between the Servicer and the CARAT Owner Trustee, and the CARAT Owner Trustee, any paying agent, registrar, authenticating agent or co-trustee shall be entitled to be reimbursed by the Servicer for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, custodians, nominees, representatives, experts and external counsel as the CARAT Owner Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder. The Servicer shall indemnify the CARAT Owner Trustee, any paying agent, registrar, authenticating agent or co-trustee and its successors, assigns, agents and servants in accordance with the provisions of Section 6.01 of the CARAT Trust Sale and Servicing Agreement. The indemnities contained in this Section 6.9 shall survive the resignation or removal of the CARAT Owner Trustee or the termination of this Agreement. Any amounts paid to the CARAT Owner Trustee pursuant to this Article VI shall be deemed not to be a part of the CARAT Owner Trust Estate immediately after such payment.

      Section 6.10 Replacement of CARAT Owner Trustee.

            (a) The CARAT Owner Trustee may give notice of its intent to resign and be discharged from the trusts hereby created by giving notice thereof to the CARAT Administrator provided that no such resignation shall become effective, and the CARAT Owner Trustee shall not resign, prior to the time set forth in Section 6.10(c). If no successor CARAT Owner Trustee shall have been appointed pursuant to Section 6.10(b) and have accepted such appointment within 30 days after the giving of such notice, the CARAT Owner Trustee giving such notice may petition any court of competent jurisdiction for the appointment of a successor CARAT Owner Trustee. The CARAT Administrator shall remove the CARAT Owner Trustee if:

                  (i) the CARAT Owner Trustee shall cease to be eligible in accordance with the provisions of Section 6.13 and shall fail to resign after written request therefor by the CARAT Administrator;

                  (ii) the CARAT Owner Trustee shall be adjudged bankrupt or insolvent;

                  (iii) a receiver or other public officer shall be appointed or take charge or control of the CARAT Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation; or

                  (iv) the CARAT Owner Trustee shall otherwise be incapable of acting.

            (b) If the CARAT Owner Trustee gives notice of its intent to resign or is removed or if a vacancy exists in the office of CARAT Owner Trustee for any reason the CARAT Administrator shall promptly appoint a successor CARAT Owner Trustee by written instrument, in duplicate (one copy of which instrument shall be delivered to the outgoing CARAT Owner Trustee so removed and one copy to the successor CARAT Owner Trustee) and shall pay all fees owed to the outgoing CARAT Owner Trustee.

            (c) Any resignation or removal of the CARAT Owner Trustee and appointment of a successor CARAT Owner Trustee pursuant to any of the provisions of this Section 6.10 shall not become effective and no such resignation shall be deemed to have occurred until a written acceptance of appointment is delivered by the successor CARAT Owner Trustee to the outgoing CARAT Owner Trustee and the CARAT Administrator and all fees and expenses due to the outgoing CARAT Owner Trustee are paid. Any successor CARAT Owner Trustee appointed pursuant to this
Section 6.10 shall be eligible to act in such capacity in accordance with
Section 6.13 and, following compliance with the preceding sentence, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as CARAT Owner Trustee. The CARAT Administrator shall provide notice of such resignation or removal of the CARAT Owner Trustee to each of the Rating Agencies.

            (d) The predecessor CARAT Owner Trustee shall upon payment of its fees and expenses deliver to the successor CARAT Owner Trustee all documents and statements and monies held by it under this Agreement. The CARAT Administrator and the predecessor CARAT Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor CARAT Owner Trustee all such rights, powers, duties and obligations.

            (e) Upon acceptance of appointment by a successor CARAT Owner Trustee pursuant to this Section 6.10, the CARAT Administrator shall mail notice of the successor of such CARAT Owner Trustee to all CARAT 200_-__
Certificateholders, the CARAT Indenture Trustee, the CARAT 200_-__ Noteholders and the Rating Agencies.

      Section 6.11 Merger or Consolidation of CARAT Owner Trustee. Any Person into which the CARAT Owner Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the CARAT Owner Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the CARAT Owner Trustee, shall be the successor of the CARAT Owner Trustee hereunder, provided such Person shall be eligible pursuant to Section 6.13, and without the execution or filing of any instrument or any further act on the part of any of the parties hereto; provided, however, that the CARAT Owner Trustee shall mail notice of such merger or consolidation to the Rating Agencies.

      Section 6.12 Appointment of Co-Trustee or Separate Trustee.

            (a) Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the CARAT Owner Trust Estate or any COLT 200_-__ Secured Note may at the time be located, the CARAT Administrator and the CARAT Owner Trustee acting jointly shall, at the expense of the Servicer, have the power and shall, at the expense of the Servicer, execute and deliver all instruments to appoint one or more Persons approved by the CARAT Owner Trustee to act as co-trustee, jointly with the CARAT Owner Trustee, or as separate trustee or trustees, of all or any part of the CARAT Owner Trust Estate, and to vest in such Person (in the name of the Trust and not in such Person's name for the Trust, except to the extent otherwise required by, and in accordance with, Section 2.8), in such capacity, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 6.12, such powers, duties, obligations, rights and trusts as the CARAT Administrator and the CARAT Owner Trustee may consider necessary or desirable. If the CARAT Administrator shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, the CARAT Owner Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 6.13 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 6.10.

            (b) Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) all rights, powers, duties and obligations conferred or imposed upon the CARAT Owner Trustee shall be conferred upon and exercised or performed by the CARAT Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the CARAT Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the CARAT Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the CARAT Owner Trustee;

                  (ii) no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

                  (iii) the CARAT Administrator and the CARAT Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

            (c) Any notice, request or other writing given to the CARAT Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the CARAT Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the CARAT Owner Trustee. Each such instrument shall be filed with the CARAT Owner Trustee and a copy thereof given to the CARAT Administrator.

            (d) Any separate trustee or co-trustee may at any time appoint the CARAT Owner Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the CARAT Owner Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

      Section 6.13 Eligibility Requirements for CARAT Owner Trustee. The CARAT Owner Trustee shall at all times satisfy the requirement of Section 26(a)(1) of the Investment Company Act. The CARAT Owner Trustee shall at all times: (a) be a corporation satisfying the provisions of Section 3807(a) of the Statutory Trust Statute; (b) be authorized to exercise corporate trust powers; (c) have a combined capital and surplus of at least $50,000,000 and be subject to supervision or examination by federal or state authorities; and (d) have (or have a parent which has) a long-term unsecured debt rating of at least BBB- by S&P and at least Baa3 by Moody's If such corporation shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 6.13, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the CARAT Owner Trustee shall cease to be eligible in accordance with the provisions of this Section 6.13, the CARAT Owner Trustee shall resign immediately in the manner and with the effect specified in Section 6.10.

                                   ARTICLE VII
                      TERMINATION OF CARAT TRUST AGREEMENT

      Section 7.1 Termination of CARAT Trust Agreement.

            (a) This Agreement (other than Section 6.9) and the Trust shall terminate in accordance with Section 3808 of the Statutory Trust Statute and be of no further force or effect on the final distribution by the CARAT Owner Trustee of all monies or other property or proceeds of the CARAT Owner Trust Estate in accordance with the terms of the CARAT Indenture, the CARAT Trust Sale and Servicing Agreement (including the exercise by the Seller of its option to purchase the COLT 200_-__ Secured Notes pursuant to Section 8.01(a) of the CARAT Trust Sale and Servicing Agreement), the Interest Rate Swaps and Article V. The bankruptcy, liquidation, dissolution, death or incapacity of any CARAT 200_-__ Certificateholder shall not (x) operate to terminate this Agreement or the Trust, (y) entitle such CARAT 200_-__ Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or the CARAT Owner Trust Estate, or (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

            (b) Neither the Seller nor any CARAT 200_-__ Certificateholder shall be entitled to revoke or terminate the Trust or this Agreement.

            (c) Subject to Section 5.2(a), notice of any termination of the Trust, specifying the Distribution Date upon which the CARAT 200_-__ Certificateholders shall surrender their CARAT 200_-__ Certificates to the Paying Agent for payment of the final distribution and cancellation, shall be given by the CARAT Owner Trustee by letter to CARAT 200_-__ Certificateholders mailed within five Business Days of receipt of notice of such termination from the Servicer given pursuant to Section 8.01(c) of the CARAT Trust Sale and Servicing Agreement, stating: (i) the Distribution Date upon or with respect to which final payment of the CARAT 200_-__ Certificates shall be made upon presentation and surrender of the CARAT 200_-__ Certificates at the office of the Paying Agent therein designated; (ii) the amount of any such final payment; and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the CARAT 200_-__ Certificates at the office of the Paying Agent therein specified. The CARAT Owner Trustee shall give such notice to the Certificate Registrar (if other than the CARAT Owner Trustee) and the Paying Agent at the time such notice is given to CARAT 200_-__ Certificateholders. Upon presentation and surrender of the CARAT 200_-__ Certificates, the Paying Agent shall cause to be distributed to CARAT 200_-__ Certificateholders amounts distributable on such Distribution Date pursuant to Section 5.2.

            (d) If all of the CARAT 200_-__ Certificateholders shall not surrender their CARAT 200_-__ Certificates for cancellation within six months after the date specified in the written notice referred to in Section 7.1(c), the CARAT Owner Trustee shall give a second written notice to the remaining CARAT 200_-__ Certificateholders to surrender their CARAT 200_-__ Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the CARAT 200_-__ Certificates shall not have been surrendered for cancellation, the CARAT Owner Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining CARAT 200_-__ Certificateholders concerning surrender of their CARAT 200_-__ Certificates and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement. Subject to applicable laws with respect to escheat of funds, any funds remaining in the Trust after exhaustion of such remedies in the preceding sentence shall be deemed property of the Seller and distributed by the CARAT Owner Trustee to the Seller, and the CARAT Owner Trustee shall have no further liability to the CARAT 200_-__ Certificateholders with respect thereto.

            (e) Upon the winding up and termination of the Trust in accordance with Section 3808 of the Statutory Trust Statute and this Section, the CARAT Owner Trustee shall cause the Certificate of Trust to be canceled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3810 of the Statutory Trust Statute.

                                  ARTICLE VIII
                                   AMENDMENTS

      Section 8.1 Amendments Without Consent of Certificateholders or Noteholders. This Agreement may be amended by the Seller and the CARAT Owner Trustee without the consent of any of the CARAT 200_-__ Noteholders or the CARAT 200_-__ Certificateholders (but with prior notice to each of the Rating Agencies), to (i) cure any ambiguity, (ii) correct or supplement any provision in this Agreement that may be defective or inconsistent with any other provision in this Agreement or any other CARAT Basic Document, (iii) add or supplement any credit enhancement for the benefit of the CARAT 200_-__ Noteholders or the CARAT 200_-__ Certificateholders (provided that if any such addition shall affect any class of CARAT 200_-__ Noteholders or CARAT 200_-__ Certificateholders differently than any other class of CARAT 200_-__ Noteholders or CARAT 200_-__ Certificateholders, then such addition shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any class of the CARAT 200_-__ Noteholders or the CARAT 200_-__ Certificateholders), (iv) add to the covenants, restrictions or obligations of the Seller or the CARAT Owner Trustee, (v) evidence and provide for the acceptance of the appointment of a successor trustee with respect to the CARAT Owner Trust Estate and add to or change any provisions as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee pursuant to Article VI, and (vi) add, change or eliminate any other provision of this Agreement in any manner that shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of the CARAT 200_-__ Noteholders or the CARAT 200_-__ Certificateholders.

      Section 8.2 Amendments With Consent of CARAT 200_-__ Certificateholders or CARAT 200_-__ Noteholders. This Agreement may be amended from time to time by the Seller and the CARAT Owner Trustee with the consent of CARAT 200_-__ Noteholders whose Notes evidence not less than a majority of the Outstanding Amount of the CARAT 200_-__ Notes as of the close of the preceding Distribution Date and the consent of CARAT 200_-__ Certificateholders whose CARAT 200_-__ Certificates evidence not less than a majority of the Voting Interests as of the close of the preceding Distribution Date (which consent, whether given pursuant to this Section 8.2 or pursuant to any other provision of this Agreement, shall be conclusive and binding on such Person and on all future holders of such CARAT 200_-__ Notes or CARAT 200_-__ Certificates and of any CARAT 200_-__ Notes or CARAT 200_-__ Certificates issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon the CARAT 200_-__ Notes or CARAT 200_-__ Certificates) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the CARAT 200_-__ Noteholders or the CARAT 200_-__ Certificateholders; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on COLT 200_-__ Secured Notes or distributions that shall be required to be made on any CARAT 200_-__ Note or CARAT 200_-__ Certificate, the Pass Through Rate or the Specified Reserve Account Balance or (b) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the holders of all CARAT 200_-__ Notes and all of the Voting Interests with respect to CARAT 200_-__ Certificates then outstanding. The CARAT Owner Trustee shall furnish notice to each of the Rating Agencies prior to obtaining consent to any proposed amendment under this Section 8.2.

      Section 8.3 Form of Amendments.

            (a) Promptly after the execution of any amendment, supplement or consent pursuant to Section 8.1 or 8.2, the CARAT Owner Trustee shall furnish written notification of the substance of such amendment or consent to each CARAT 200_-__ Certificateholder and the CARAT Indenture Trustee.

            (b) It shall not be necessary for the consent of CARAT 200_-__ Certificateholders, the CARAT 200_-__ Noteholders or the CARAT Indenture Trustee pursuant to Section 8.2 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of CARAT 200_-__ Certificateholders provided for in this Agreement or in any other CARAT Basic Document) and of evidencing the authorization of the execution thereof by CARAT 200_-__ Certificateholders shall be subject to such reasonable requirements as the CARAT Owner Trustee may prescribe.

            (c) Promptly after the execution of any amendment to the Certificate of Trust, the CARAT Owner Trustee shall cause the filing of such amendment with the Secretary of State.

            (d) Prior to the execution of any amendment to this Agreement or the Certificate of Trust, the CARAT Owner Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel stating that the execution of such amendment by it is authorized or permitted by this Agreement. The CARAT Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects the CARAT Owner Trustee's own rights, duties or immunities under this Agreement or otherwise.

                                   ARTICLE IX
                                  MISCELLANEOUS

      Section 9.1 No Legal Title to CARAT Owner Trust Estate. The CARAT 200_-__ Certificateholders shall not have legal title to any part of the CARAT Owner Trust Estate. The CARAT 200_-__ Certificateholders shall be entitled to receive distributions with respect to their undivided ownership interest therein only in accordance with Articles V and VII. No transfer, by operation of law or otherwise, of any right, title, and interest of the CARAT 200_-__ Certificateholders to and in their ownership interest in the CARAT Owner Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the CARAT Owner Trust Estate.

      Section 9.2 Limitations on Rights of Others. Except for Section 9.13, the provisions of this Agreement are solely for the benefit of the CARAT Owner Trustee, the Seller, the CARAT 200_-__ Certificateholders, the CARAT Administrator and, to the extent expressly provided herein, the CARAT Indenture Trustee and the CARAT 200_-__ Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the CARAT Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

      Section 9.3 Derivative Actions. Any provision contained herein to the contrary notwithstanding, the right of any CARAT 200_-__ Certificate Owner to bring a derivative action in the right of the Trust is hereby made expressly subject to the following limitations and requirements:

            (a) such CARAT 200_-__ Certificate Owner must meet all requirements set forth in the Statutory Trust Statute; and

            (b) no CARAT 200_-__ Certificate Owner may bring a derivative action in the right of the Trust without the prior written consent of CARAT 200_-__ Certificate Owners owning, in the aggregate, a beneficial interest in CARAT 200_-__ Certificates representing 50% of the then outstanding Certificate Balance.

      Section 9.4 Notices. All demands, notices and communications upon or to the Seller, the Servicer, the CARAT Administrator, the CARAT Indenture Trustee, the CARAT Owner Trustee or the Rating Agencies under this Agreement shall be delivered as specified in Appendix B to the CARAT Trust Sale and Servicing Agreement.

      Section 9.5 Severability. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the CARAT 200_-__ Certificates or the rights of the holders thereof.

      Section 9.6 Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

      Section 9.7 Successors and Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the Seller, the CARAT Owner Trustee and each CARAT 200_-__ Certificateholder and their respective successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by a CARAT 200_-__ Certificateholder shall bind the successors and assigns of such CARAT 200_-__ Certificateholder.

      Section 9.8 No Petition. The CARAT Owner Trustee by entering this CARAT Trust Agreement and each CARAT 200_-__ Certificateholder or CARAT 200_-__ Certificate Owner by accepting a CARAT 200_-__ Certificate (or interest therein) issued hereunder, hereby covenant and agree that they shall not (nor shall they join with or solicit another person to), prior to the day that is one year and one day after the termination of the Trust and of each other trust heretofore formed by the Seller, acquiesce, petition or otherwise invoke or cause the Seller or the Trust to invoke in any court or government authority for the purpose of commencing or sustaining a case against the Seller or the Trust under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or the Trust or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Seller or the Trust.

      Section 9.9 No Recourse. Each CARAT 200_-__ Certificateholder by accepting a CARAT 200_-__ Certificate (or any interest therein) acknowledges that such Person's CARAT 200_-__ Certificate (or interest therein) represents beneficial interests in the Trust only and does not represent interests in or obligations of the Seller, the Servicer, the CARAT Administrator, the CARAT Owner Trustee, the CARAT Indenture Trustee or any Affiliate thereof and no recourse, either directly or indirectly, may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the CARAT 200_-__ Certificates or the CARAT Basic Documents. Except as expressly provided in the CARAT Basic Documents, none of the Seller, the Servicer or the CARAT Owner Trustee in their respective individual capacities, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns, shall be personally liable for, or shall recourse be had to any of them for the distribution of any amount with respect to the CARAT 200_-__ Certificates or the Trust's performance of, or omission to perform, any obligations or indemnifications contained in the CARAT 200_-__ Certificates, this Agreement or the CARAT Basic Documents, it being expressly understood that such CARAT 200_-__ Certificateholder obligations have been made solely by the Trust. Each CARAT 200_-__ Certificateholder by the acceptance of a CARAT 200_-__ Certificate (or beneficial interest therein) agrees except as expressly provided in the CARAT Basic Documents, in the event of nonpayment of any amounts with respect to the CARAT 200_-__ Certificates it shall have no claim against any of the foregoing Persons for any deficiency, loss or claim therefrom. In the event that any of the foregoing covenants of each CARAT 200_-__ Certificateholder and CARAT 200_-__ Certificate Owner is prohibited by, or declared illegal or otherwise unenforceable against any such CARAT 200_-__ Certificateholder or CARAT 200_-__ Certificate Owner under applicable law by any court or other authority of competent jurisdiction, and, as a result, a CARAT 200_-__ Certificateholder or CARAT 200_-__

Certificate Owner is deemed to have an interest in any assets of the Seller or any Affiliate of the Seller other than the Trust ("other assets"), each CARAT 200_-__ Certificateholder and CARAT 200_-__ Certificate Owner agrees that (i) its claim against any such other assets shall be, and hereby is, subject and subordinate in all respects to the rights of other Persons to whom rights in the other assets have been expressly granted ("entitled Persons"), including to the payment in full of all amounts owing to such entitled Persons, and (ii) the covenant set forth in the preceding clause (i) constitutes a "subordination agreement" within the meaning of, and subject to, Section 510(a) of the Bankruptcy Code.

      Section 9.10 Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

      Section 9.11 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      Section 9.12 [Reserved].

      Section 9.13 Indemnification by and Reimbursement of the ServiCer. The CARAT Owner Trustee acknowledges and agrees to reimburse (i) the Servicer and its directors, officers, employees and agents in accordance with Section 6.03(b) of the CARAT Trust Sale and Servicing Agreement and (ii) the Seller and its directors, officers, employees and agents in accordance with Section 3.04 of the CARAT Trust Sale and Servicing Agreement. The CARAT Owner Trustee further acknowledges and accepts the conditions and limitations with respect to the Servicer's obligation to indemnify, defend and hold the CARAT Owner Trustee harmless as set forth in Section 6.01(a)(iv) of the CARAT Trust Sale and Servicing Agreement.

      Section 9.14 Effect of Amendment and Restatement. It is the intent of the parties hereto that this CARAT Trust Agreement shall as of , 200 , replace in its entirety the Original Trust Agreement; provided, that with respect to the period of time from , 200 through , 200 , the rights and obligations of the parties shall be governed by the Original Trust Agreement; provided further, that the amendment and restatement of the Original Trust Agreement shall not affect any of the grants, conveyances or transfers contemplated by the Original Trust Agreement to have occurred prior to the date hereof.

      Section 9.15 Transfer Restrictions on Certificates. It is the intent of the parties hereto that the CARAT 200_-__ Certificates (or an interest therein) may be acquired by or for the account of Benefit Plan only if it is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D under the Securities Act, and any holder of the CARAT 200_-__ Certificates that is a Benefit Plan shall be deemed to have represented and warranted that it is an "accredited investor."

                                     *****

            IN WITNESS WHEREOF, the parties hereto have caused this CARAT Trust Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

                                  _____________________________________________,
                                  as CARAT Owner Trustee

                                  By:___________________________________________
                                  Name:
                                  Title:

                                  CAPITAL AUTO RECEIVABLES, INC.

                                  By:___________________________________________
                                  Name:
                                  Title:

Acknowledged and Accepted:
_______________________

_______________________
as Paying Agent

By:________________________________
Name:
Title:

                                                                    >EXHIBIT A-1

                 [FORM OF DEFINITIVE CARAT 200_-__ CERTIFICATE]

NUMBER R-

                                                                  $[___________]

                                                          CUSIP NO. [__________]

                       SEE REVERSE FOR CERTAIN DEFINITIONS

      [THIS CARAT 200_-__ CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND THE VARIOUS STATE SECURITIES LAWS. NO TRANSFER OF THIS CARAT 200_-__ CERTIFICATE SHALL BE MADE UNLESS SUCH TRANSFER IS MADE IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE ACT OR ANY APPLICABLE STATE SECURITIES LAWS AND IS OTHERWISE IN COMPLIANCE WITH THE RESTRICTIONS SET FORTH IN THE TRUST AGREEMENT.]

      THIS CARAT 200_-__ CERTIFICATE (OR AN INTEREST HEREIN) MAY NOT BE ACQUIRED BY OR FOR THE ACCOUNT OF (i) AN "EMPLOYEE BENEFIT PLAN" (AS DEFINED IN
      SECTION 3(3) OF THE UNITED STATES EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")), THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (ii) A "PLAN" DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OR (iii) ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY (EACH A "BENEFIT PLAN INVESTOR") EXCEPT IF SUCH INVESTOR REPRESENTS, WARRANTS AND COVENANTS THAT, AT THE TIME OF ACQUISITION AND THROUGHOUT THE PERIOD IT HOLDS THE CERTIFICATES, IT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1) OF REGULATION D UNDER THE ACT. BY ACCEPTING AND HOLDING THIS CERTIFICATE, THE HOLDER HEREOF AND ANY RELATED CERTIFICATE OWNER SHALL EACH BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT IT COMPLIES WITH THE FOREGOING RESTRICTION.

      EACH CERTIFICATE HOLDER OR CERTIFICATE OWNER, BY ACCEPTING THIS CERTIFICATE (OR INTEREST THEREIN), (i) EXPRESSES ITS INTENTION THAT THE CERTIFICATES WILL QUALIFY UNDER APPLICABLE TAX LAW AS PARTNERSHIP INTERESTS IN A PARTNERSHIP, WITH THE ASSETS OF THE PARTNERSHIP BEING THE ASSETS HELD BY THE TRUST, AND (ii) UNLESS OTHERWISE REQUIRED BY APPROPRIATE TAXING AUTHORITIES, AGREES TO TREAT THE CERTIFICATES AS INTERESTS IN SUCH A PARTNERSHIP FOR PURPOSES OF FEDERAL INCOME,

      STATE AND LOCAL INCOME AND FRANCHISE TAXES, MICHIGAN SINGLE BUSINESS TAX AND ANY OTHER TAXES IMPOSED UPON, MEASURED BY OR BASED UPON GROSS OR NET INCOME.

      EACH CARAT 200_-__ CERTIFICATE OR CARAT 200_-__ CERTIFICATE OWNER, BY ITS ACCEPTANCE OF THIS CARAT 200_-__ CERTIFICATE (OR INTEREST THEREIN), COVENANTS AND AGREES THAT SUCH CARAT 200_-__ CERTIFICATE HOLDER OR CARAT 200_-__ CERTIFICATE OWNER, AS THE CASE MAY BE, SHALL NOT, PRIOR TO THE DATE WHICH IS ONE YEAR AND ONE DAY AFTER THE TERMINATION OF THE TRUST AGREEMENT, ACQUIESCE, PETITION OR OTHERWISE INVOKE OR CAUSE THE SELLER TO INVOKE THE PROCESS OF ANY COURT OR GOVERNMENTAL AUTHORITY FOR THE PURPOSE OF COMMENCING OR SUSTAINING A CASE AGAINST THE SELLER UNDER ANY FEDERAL OR STATE BANKRUPTCY, INSOLVENCY, REORGANIZATION OR SIMILAR LAW OR APPOINTING A RECEIVER, LIQUIDATOR, ASSIGNEE, TRUSTEE, CUSTODIAN, SEQUESTRATOR OR OTHER SIMILAR OFFICIAL OF THE SELLER OR ANY SUBSTANTIAL PART OF ITS PROPERTY, OR ORDERING THE WINDING UP OR LIQUIDATION OR THE AFFAIRS OF THE SELLER.

                   CAPITAL AUTO RECEIVABLES ASSET TRUST 2004-1

                         _____% ASSET BACKED CERTIFICATE

      evidencing a fractional undivided interest in the Trust, as defined below, the property of which includes a pool of COLT 200_-___ Secured Notes.

      (This CARAT 200_-__ Certificate does not represent an interest in or obligation of Capital Auto Receivables, Inc., General Motors Acceptance Corporation or General Motors Corporation or any of their respective affiliates, except to the extent described in the Basic Documents.)

            THIS CERTIFIES THAT ______________is the registered owner of a nonassessable, fully-paid, fractional undivided interest in Capital Auto Receivables Asset Trust 200_-___ (the "Trust") formed by Capital Auto Receivables, Inc., a Delaware corporation. The CARAT 200_-__ Certificate Balance represented by this CARAT 200_-__ Certificate on the date of its original issuance is equal to $[_________].

            The CARAT Trust was created pursuant to a trust agreement, dated as of __________, 20__ (as amended and restated as of __________, 20__ and as amended and supplemented from time to time, the "CARAT Trust Agreement"), between the Seller and ____________________, as owner trustee (the "CARAT Owner Trustee"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the CARAT Trust Agreement.

                                     A-1-2

            This CARAT 200_-__ Certificate is one of the duly authorized Certificates designated as _____% Asset Backed Certificates (the "Certificates"). This CARAT 200_-__ Certificate is issued under and is subject to the terms, provisions and conditions of the CARAT Trust Agreement, the terms of which are incorporated herein by reference and made a part hereof, to which CARAT Trust Agreement the holder of this CARAT 200_-__ Certificate by virtue of the acceptance hereof assents and by which such holder is bound.

            Under the CARAT Trust Agreement, there shall be distributed on the 15th day of each month or, if such 15th day is not a Business Day, the next Business Day, commencing on __________, 20__ (each, a "Distribution Date"), to the person in whose name this CARAT 200_-__ Certificate is registered on the related Record Date (as defined below), such CARAT 200_-__ Certificateholder's fractional undivided interest in the amount of interest on and distributions in respect of CARAT 200_-__ Certificate Balance to be distributed to CARAT 200_-__ Certificateholders on such Distribution Date. The "Record Date," with respect to any Distribution Date, means the last day of the preceding Monthly Period.

            The distributions in respect of CARAT 200_-__ Certificate Balance and interest on this CARAT 200_-__ Certificate are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the CARAT Trust with respect to this CARAT 200_-__ Certificate shall be applied first to interest due and payable on this CARAT 200_-__ Certificate as provided above and then to the unpaid distributions in respect of CARAT 200_-__ Certificate Balance of this CARAT 200_-__ Certificate.

            The holder of this CARAT 200_-__ Certificate acknowledges and agrees that its rights to receive distributions in respect of this CARAT 200_-__ Certificate are subordinated to the rights of the CARAT 200_-__ Noteholders as and to the extent described in the CARAT Trust Sale and Servicing Agreement.

            It is the intent of the Seller, the CARAT Owner Trustee and the CARAT 200_-__ Certificateholders that, for purposes of federal income, state and local income and franchise taxes, Michigan single business tax and any other taxes imposed upon, measured by or based upon gross or net income, the CARAT Trust shall be treated as either (A) a division of the Seller, or any other single Person, and disregarded as a separate entity, if all CARAT 200_-__ Certificates are owned solely by the Seller or by such single Person, or (B) a partnership if the CARAT 200_-__ Certificates are owned by more than one Person. Except as otherwise required by appropriate taxing authorities, the Seller and the other CARAT 200_-__ Certificateholders by acceptance of a CARAT 200_-__ Certificate agree to treat, and to take no action inconsistent with the treatment of, the CARAT 200_-__ Certificates for such tax purposes as interests in such a disregarded entity or partnership as described in the previous sentence.

            This CARAT 200_-__ Certificate (or an interest herein) may not be acquired by or for the account of (i) an "employee benefit plan" (as defined in Section 3(3) of the United States Employee Retirement Income Security Act of 1974, as amended ("ERISA")), that is subject to the provisions of Title I of ERISA, (ii) a "plan" described in Section 4975(e)(1) of the Internal Revenue Code or (iii) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity except by an investor that represents, warrants and covenants

                                     A-1-3
that, at the time of acquisition and throughout the period it holds the certificates, that is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D under the Act.

            Each CARAT 200_-__ Certificateholder or CARAT 200_-__ Certificate Owner by its acceptance of a CARAT 200_-__ Certificate (or an interest therein) covenants and agrees that such CARAT 200_-__ Certificateholder shall not, prior to the date which is one year and one day after the termination of the CARAT Trust, acquiesce, petition or otherwise invoke or cause the Seller or the CARAT Owner Trustee to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against the Seller or the CARAT Owner Trustee under any federal or state bankruptcy, insolvency, reorganization or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or the CARAT Owner Trustee or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Seller or the CARAT Owner Trustee.

            Except as otherwise provided in the CARAT Trust Agreement, distributions on this CARAT 200_-__ Certificate shall be made as provided in the CARAT Trust Agreement by the CARAT Owner Trustee by wire transfer or check mailed to the CARAT 200_-__ Certificateholder of record in the CARAT 200_-__ Certificate Register without the presentation or surrender of this CARAT 200_-__ Certificate or the making of any notation hereon. Except as otherwise provided in the CARAT Trust Agreement and notwithstanding the above, the final distribution on this CARAT 200_-__ Certificate shall be made after due notice by the CARAT Owner Trustee of the pendency of such distribution and only upon presentation and surrender of this CARAT 200_-__ Certificate at the office maintained for such purpose by the CARAT Owner Trustee in
__________________________.

            Reference is hereby made to the further provisions of this CARAT 200_-__ Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            Unless the certificate of authentication hereon shall have been executed by an authorized officer of the CARAT Owner Trustee by manual signature, this CARAT 200_-__ Certificate shall not entitle the holder hereof to any benefit under the CARAT Trust Agreement or the Trust Sale and Servicing Agreement or be valid for any purpose.

            THIS CERTIFICATE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF OR OF ANY OTHER JURISDICTION, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                     A-1-4

            IN WITNESS WHEREOF, the CARAT Owner Trustee, on behalf of the CARAT Trust and not in its individual capacity, has caused this CARAT 200_-__ Certificate to be duly executed.

Dated:  __________, 200_               CAPITAL AUTO RECEIVABLES ASSET
                                       TRUST 200_-__

                                       DEUTSCHE BANK TRUST COMPANY
                                       DELAWARE,
                                       not in its individual capacity but solely as Owner Trustee

                                       By: ________________________________
                                       Name:  _____________________________
                                       Title: _____________________________

                  OWNER TRUSTEE'S CERTIFICATE OF AUTHENTICATION

      This is one of the CARAT 200_-__ Certificates referred to in the within-mentioned CARAT Trust Agreement.

_____________________________________, OR  ____________________________________,
not in its individual capacity but         not in its individual capacity but
solely as CARAT Owner Trustee              solely as CARAT Owner Trustee
                                           by Deutsche Bank Trust Company
                                           Americas, as Authenticating Agent

By: __________________________________     By:__________________________________
Name:  _______________________________     Name:  [__]
Title: _______________________________     Title: [__]

                                     A-1-5

                             REVERSE OF CERTIFICATE

            The CARAT 200_-__ Certificates do not represent an obligation of, or an interest in, the Seller, the Servicer, General Motors Corporation, the CARAT Indenture Trustee, the CARAT Owner Trustee or any affiliates of any of them and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated herein or in the CARAT Trust Agreement or the Basic Documents. In addition, this CARAT 200_-__ Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections and recoveries with respect to the CARAT 200_-___ Secured Notes (and certain other amounts), all as more specifically set forth herein and in the Basic Documents. A copy of each of the CARAT Trust Sale and Servicing Agreement and the CARAT Trust Agreement may be examined during normal business hours at the principal office of the Seller, and at such other places, if any, designated by the Seller, by any CARAT 200_-__ Certificateholder upon written request. In the event of any conflict between the terms of this CARAT 200_-__ Certificate and the terms of the Basic Documents, the terms of the Basic Documents shall govern.

            The CARAT Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Seller and the rights of the CARAT 200_-__ Certificateholders under the CARAT Trust Agreement at any time by the Seller and the CARAT Owner Trustee with the consent of the Holders of the Notes evidencing not less than a majority of the Outstanding Amount of the Notes as of the close of the preceding Distribution Date and the consent of CARAT 200_-__ Certificateholders whose CARAT 200_-__ Certificates evidence not less than a majority of the Voting Interests as of the close of the preceding Distribution Date. Any such consent by the Holder of this CARAT 200_-__ Certificate shall be conclusive and binding on such Holder and on all future Holders of this CARAT 200_-__ Certificate and of any CARAT 200_-__ Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this CARAT 200_-__ Certificate. The CARAT Trust Agreement also permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the CARAT 200_-__ Certificates or the Notes.

            As provided in the CARAT Trust Agreement and subject to certain limitations therein set forth, the transfer of this CARAT 200_-__ Certificate is registerable in the CARAT 200_-__ Certificate Register upon surrender of this CARAT 200_-__ Certificate for registration of transfer at the offices or agencies of the CARAT 200_-__ Certificate Registrar maintained by the CARAT Owner Trustee in the _______________, accompanied by a written instrument of transfer in form satisfactory to the CARAT Owner Trustee and the CARAT 200_-__ Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new CARAT 200_-__ Certificates of authorized denominations evidencing the same aggregate interest in the CARAT Trust will be issued to the designated transferee. The initial CARAT 200_-__ Certificate Registrar appointed under the CARAT Trust Agreement
_______________________________.

            The CARAT 200_-__ Certificates are issuable only as registered CARAT 200_-__ Certificates without coupons in denominations of $______ or integral multiples of $______ in excess thereof; provided, however, that one CARAT 200_-__ Certificate may be issued in a

                                     A-1-5
denomination that includes any residual amount. As provided in the CARAT Trust Agreement and subject to certain limitations therein set forth, CARAT 200_-__ Certificates are exchangeable for new CARAT 200_-__ Certificates of authorized denominations evidencing the same aggregate denomination, as requested by the Holder surrendering the same; provided, however, that no CARAT 200_-__ Certificate may be subdivided such that the denomination of any resulting CARAT 200_-__ Certificate is less than $______. No service charge shall be made for any such registration of transfer or exchange, but the CARAT Owner Trustee or the CARAT 200_-__ Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

            The CARAT Owner Trustee, the CARAT 200_-__ Certificate Registrar and any agent of the CARAT Owner Trustee or the CARAT 200_-__ Certificate Registrar may treat the Person in whose name this CARAT 200_-__ Certificate is registered as the owner hereof for all purposes, and none of the CARAT Owner Trustee, the CARAT 200_-__ Certificate Registrar or any such agent shall be affected by any notice to the contrary.

            The obligations and responsibilities created by the CARAT Trust Agreement and the CARAT Trust created thereby shall terminate in accordance with
Article VII of the CARAT Trust Agreement.

                                     A-1-6

                                   ASSIGNMENT

            FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE

_______________________________________________________________________________

(Please print or type name and address, including postal zip code, of assignee)

_______________________________________________________________________________

the within CARAT 200_-__ Certificate, and all rights thereunder, hereby irrevocably constituting and appointing

_________________________________________________________ Attorney to transfer said CARAT 200_-__ Certificate on the books of the CARAT 200_-__ Certificate Registrar, with full power of substitution in the premises.

Dated:                                         _____________________________*
                                               Signature Guaranteed:

                                               _____________________________*

* NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within CARAT 200_-__ Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                                      A-1-7

                                                                     EXHIBIT A-2

                        [FORM OF BOOK-ENTRY CERTIFICATE]

NUMBER R-
                                                                 $______________

                                                           CUSIP  NO. __________

                       SEE REVERSE FOR CERTAIN DEFINITIONS

      UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      THIS CERTIFICATE (OR AN INTEREST HEREIN) MAY NOT BE ACQUIRED BY OR FOR THE ACCOUNT OF (i) AN "EMPLOYEE BENEFIT PLAN" (AS DEFINED IN SECTION 3(3) OF THE UNITED STATES EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")), THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA,
      (ii) A "PLAN" DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OR (iii) ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY (EACH A "BENEFIT PLAN INVESTOR") EXCEPT IF SUCH INVESTOR REPRESENTS, WARRANTS AND COVENANTS THAT, AT THE TIME OF ACQUISITION AND THROUGHOUT THE PERIOD IT HOLDS THE CERTIFICATES, IT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1) OF REGULATION D UNDER THE ACT. BY ACCEPTING AND HOLDING THIS CERTIFICATE, THE HOLDER HEREOF AND ANY RELATED CERTIFICATE OWNER SHALL EACH BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT IT COMPLIES WITH THE FOREGOING RESTRICTION.

      EACH CERTIFICATE HOLDER OR CERTIFICATE OWNER, BY ACCEPTING THIS CERTIFICATE (OR INTEREST THEREIN), (i) EXPRESSES ITS INTENTION THAT THE CERTIFICATES WILL QUALIFY UNDER APPLICABLE TAX LAW AS PARTNERSHIP INTERESTS IN A

      PARTNERSHIP, WITH THE ASSETS OF THE PARTNERSHIP BEING THE ASSETS HELD BY THE TRUST, AND (ii) UNLESS OTHERWISE REQUIRED BY APPROPRIATE TAXING AUTHORITIES, AGREES TO TREAT THE CERTIFICATES AS INTERESTS IN SUCH A PARTNERSHIP FOR PURPOSES OF FEDERAL INCOME, STATE AND LOCAL INCOME AND FRANCHISE TAXES, MICHIGAN SINGLE BUSINESS TAX AND ANY OTHER TAXES IMPOSED UPON, MEASURED BY OR BASED UPON GROSS OR NET INCOME.

      EACH CERTIFICATE OR CERTIFICATE OWNER, BY ITS ACCEPTANCE OF THIS CERTIFICATE (OR INTEREST THEREIN), COVENANTS AND AGREES THAT SUCH CERTIFICATE HOLDER OR CERTIFICATE OWNER, AS THE CASE MAY BE, SHALL NOT, PRIOR TO THE DATE WHICH IS ONE YEAR AND ONE DAY AFTER THE TERMINATION OF THE TRUST AGREEMENT, ACQUIESCE, PETITION OR OTHERWISE INVOKE OR CAUSE THE SELLER TO INVOKE THE PROCESS OF ANY COURT OR GOVERNMENTAL AUTHORITY FOR THE PURPOSE OF COMMENCING OR SUSTAINING A CASE AGAINST THE SELLER UNDER ANY FEDERAL OR STATE BANKRUPTCY, INSOLVENCY, REORGANIZATION OR SIMILAR LAW OR APPOINTING A RECEIVER, LIQUIDATOR, ASSIGNEE, TRUSTEE, CUSTODIAN, SEQUESTRATOR OR OTHER SIMILAR OFFICIAL OF THE SELLER OR ANY SUBSTANTIAL PART OF ITS PROPERTY, OR ORDERING THE WINDING UP OR LIQUIDATION OR THE AFFAIRS OF THE SELLER.

                  CAPITAL AUTO RECEIVABLES ASSET TRUST 200_-__

                         _____% ASSET BACKED CERTIFICATE

      evidencing a fractional undivided interest in the CARAT Trust, as defined below, the property of which includes a pool of COLT 200_-__ Secured Notes..

      (This CARAT 200_-__ Certificate does not represent an interest in or obligation of Capital Auto Receivables, Inc., General Motors Acceptance Corporation or General Motors Corporation or any of their respective affiliates, except to the extent described in the Basic Documents.)

            THIS CERTIFIES THAT Cede & Co. is the registered owner of a nonassessable, fully-paid, fractional undivided interest in Capital Auto Receivables Asset Trust 200_-__ (the "CARAT Trust") formed by Capital Auto Receivables, Inc., a Delaware corporation. The CARAT 200_-__ Certificate Balance represented by this CARAT 200_-__ Certificate on its date of original issuance is equal to $__________.

            The CARAT Trust was created pursuant to a trust agreement, dated as of __________, 200_ (as amended and restated as of __________, 200_ and as amended and supplemented from time to time, the "CARAT Trust Agreement"), between the Seller and Deutsche Bank Trust Company Delaware, as owner trustee (the "CARAT Owner Trustee"), a

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

summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the CARAT Trust Agreement.

            This CARAT 200_-__ Certificate is one of the duly authorized CARAT 200_-__ Certificates designated as "_____% Asset Backed CARAT 200_-__ Certificates" (the "CARAT 200_-__ Certificates"). This CARAT 200_-__ Certificate is issued under and is subject to the terms, provisions and conditions of the CARAT Trust Agreement, the terms of which are incorporated herein by reference and made a part hereof, to which CARAT Trust Agreement the holder of this CARAT 200_-__ Certificate by virtue of the acceptance hereof assents and by which such holder is bound.

            Under the CARAT Trust Agreement, there shall be distributed on the 15th day of each month or, if such 15th day is not a Business Day, the next Business Day, commencing on __________, 200_ (each, a "Distribution Date"), to the person in whose name this CARAT 200_-__ Certificate is registered on the related Record Date (as defined below), such CARAT 200_-__ Certificateholder's fractional undivided interest in the amount of interest on and distributions in respect of CARAT 200_-__ Certificate Balance to be distributed to CARAT 200_-__ Certificateholders on such Distribution Date. The "Record Date," with respect to any Distribution Date, means the close of business on the date immediately preceding such Distribution Date.

            The distributions in respect of CARAT 200_-__ Certificate Balance and interest on this CARAT 200_-__ Certificate are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the CARAT Trust with respect to this CARAT 200_-__ Certificate shall be applied first to interest due and payable on this CARAT 200_-__ Certificate as provided above and then to the unpaid distributions in respect of CARAT 200_-__ Certificate Balance of this CARAT 200_-__ Certificate.

            The holder of this CARAT 200_-__ Certificate acknowledges and agrees that its rights to receive distributions in respect of this CARAT 200_-__ Certificate are subordinated to the rights of the CARAT 200_-__ Noteholders as and to the extent described in the CARAT Trust Sale and Servicing Agreement.

            It is the intent of the Seller, the CARAT Owner Trustee and the CARAT 200_-__ Certificateholders that, for purposes of federal income, state and local income and franchise taxes, Michigan single business tax and any other taxes imposed upon, measured by or based upon gross or net income, the CARAT Trust shall be treated as either (A) a division of the Seller, or any other single Person, and disregarded as a separate entity, if all CARAT 200_-__ Certificates are owned solely by the Seller or by such single Person, or (B) a partnership if the CARAT 200_-__ Certificates are owned by more than one Person. Except as otherwise required by appropriate taxing authorities, the Seller and the other CARAT 200_-__ Certificateholders by acceptance of a CARAT 200_-__ Certificate agree to treat, and to take no action inconsistent with the treatment of, the CARAT 200_-__ Certificates for such tax purposes as interests in such a disregarded entity or partnership as described in the previous sentence.

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

            Each CARAT 200_-__ Certificateholder or CARAT 200_-__ Certificate Owner by its acceptance of a CARAT 200_-__ Certificate (or an interest therein) covenants and agrees that such CARAT 200_-__ Certificateholder shall not, prior to the date which is one year and one day after the termination of the CARAT Trust, acquiesce, petition or otherwise invoke or cause the Seller or the CARAT Owner Trustee to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against the Seller or the CARAT Owner Trustee under any federal or state bankruptcy, insolvency, reorganization or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or the CARAT Owner Trustee or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Seller or the CARAT Owner Trustee.

            This CARAT 200_-__ Certificate (or an interest herein) may not be acquired by or for the account of (i) an "employee benefit plan" (as defined in Section 3(3) of the United States Employee Retirement Income Security Act of 1974, as amended ("ERISA")), that is subject to the provisions of Title I of ERISA, (ii) a "plan" described in Section 4975(e)(1) of the Internal Revenue Code or (iii) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity except by an investor that represents, warrants and covenants that, at the time of acquisition and throughout the period it holds the certificates, that is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D under the Act.

            Except as otherwise provided in the CARAT Trust Agreement, distributions on this CARAT 200_-__ Certificate shall be made as provided in the CARAT Trust Agreement by the CARAT Owner Trustee by wire transfer or check mailed to the CARAT 200_-__ Certificateholder of record in the CARAT 200_-__ Certificate Register without the presentation or surrender of this CARAT 200_-__ Certificate or the making of any notation hereon, except that with respect to CARAT 200_-__ Certificates registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments shall be made by wire transfer in immediately available funds to the account designated by such nominee. Except as otherwise provided in the CARAT Trust Agreement and notwithstanding the above, the final distribution on this CARAT 200_-__ Certificate shall be made after due notice by the CARAT Owner Trustee of the pendency of such distribution and only upon presentation and surrender of this CARAT 200_-__ Certificate at the office maintained for such purpose by the CARAT Owner Trustee in _________________________________.

            Reference is hereby made to the further provisions of this CARAT 200_-__ Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            Unless the certificate of authentication hereon shall have been executed by an authorized officer of the CARAT Owner Trustee by manual signature, this CARAT 200_-__ Certificate shall not entitle the holder hereof to any benefit under the CARAT Trust Agreement or the Trust Sale and Servicing Agreement or be valid for any purpose.

            THIS CERTIFICATE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF OR

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
OF ANY OTHER JURISDICTION, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                     A-2-5

            IN WITNESS WHEREOF, the CARAT Owner Trustee, on behalf of the CARAT Trust and not in its individual capacity, has caused this CARAT 200_-__ Certificate to be duly executed.

Dated:  __________, 200_               CAPITAL AUTO RECEIVABLES ASSET
                                       TRUST 200_-__

                                       DEUTSCHE BANK TRUST COMPANY
                                       DELAWARE, not in its individual capacity but solely as Owner Trustee

                                       By: ____________________________
                                       Name:  _________________________
                                       Title: _________________________

                  OWNER TRUSTEE'S CERTIFICATE OF AUTHENTICATION

      This is one of the CARAT 200_-__ Certificates referred to in the within-mentioned CARAT Trust Agreement.

DEUTSCHE BANK TRUST COMPANY           OR   DEUTSCHE BANK TRUST COMPANY DELAWARE,
DELAWARE, not in its individual            not in its individual capacity but
capacity but solely as CARAT Owner         solely  as CARAT Owner Trustee
Trustee                                    by Deutsche Bank Trust Company
                                           Americas, as Authenticating Agent

By:______________________________          By: ________________________________
Name:  __________________________          Name:  [__]
Title: __________________________          Title: [__]

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

                             REVERSE OF CERTIFICATE

            The CARAT 200_-__ Certificates do not represent an obligation of, or an interest in, the Seller, the Servicer, General Motors Corporation, the CARAT Indenture Trustee, the CARAT Owner Trustee or any affiliates of any of them and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated herein or in the CARAT Trust Agreement or the Basic Documents. In addition, this CARAT 200_-__ Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections and recoveries with respect to the COLT 200_-__ Secured Notes (and certain other amounts), all as more specifically set forth herein and in the Basic Documents. A copy of each of the Trust Sale and Servicing Agreement and the CARAT Trust Agreement may be examined during normal business hours at the principal office of the Seller, and at such other places, if any, designated by the Seller, by any CARAT 200_-__ Certificateholder upon written request. In the event of any conflict between the terms of this CARAT 200_-__ Certificate and the terms of the Basic Documents, the terms of the Basic Documents shall govern.

            The CARAT Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Seller and the rights of the CARAT 200_-__ Certificateholders under the CARAT Trust Agreement at any time by the Seller and the CARAT Owner Trustee with the consent of the Holders of the Notes evidencing not less than a majority of the Outstanding Amount of the Notes as of the close of the preceding Distribution Date and the consent of CARAT 200_-__ Certificateholders whose CARAT 200_-__ Certificates evidence not less than a majority of the Voting Interests as of the close of the preceding Distribution Date. Any such consent by the Holder of this CARAT 200_-__ Certificate shall be conclusive and binding on such Holder and on all future Holders of this CARAT 200_-__ Certificate and of any CARAT 200_-__ Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this CARAT 200_-__ Certificate. The CARAT Trust Agreement also permits the amendment thereof, in certain circumstances, without the consent of the Holders of any of the CARAT 200_-__ Certificates or the Notes.

            As provided in the CARAT Trust Agreement and subject to certain limitations therein set forth, the transfer of this CARAT 200_-__ Certificate is registerable in the CARAT 200_-__ Certificate Register upon surrender of this CARAT 200_-__ Certificate for registration of transfer at the offices or agencies of the CARAT 200_-__ Certificate Registrar maintained by the CARAT Owner Trustee in the __________, accompanied by a written instrument of transfer in form satisfactory to the CARAT Owner Trustee and the CARAT 200_-__ Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new CARAT 200_-__ Certificates of authorized denominations evidencing the same aggregate interest in the CARAT Trust will be issued to the designated transferee. The initial CARAT 200_-__ Certificate Registrar appointed under the CARAT Trust Agreement is
____________________________________.

            The CARAT 200_-__ Certificates are issuable only as registered CARAT 200_-__ Certificates without coupons in denominations of $______ or integral multiples of $______ in excess thereof; provided, however, that one CARAT 200_-__ Certificate may be issued in a

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

denomination that includes any residual amount. As provided in the CARAT Trust Agreement and subject to certain limitations therein set forth, CARAT 200_-__ Certificates are exchangeable for new CARAT 200_-__ Certificates of authorized denominations evidencing the same aggregate denomination, as requested by the Holder surrendering the same; provided, however, that no CARAT 200_-__ Certificate may be subdivided such that the denomination of any resulting CARAT 200_-__ Certificate is less than $______. No service charge shall be made for any such registration of transfer or exchange, but the CARAT Owner Trustee or the CARAT 200_-__ Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

            The CARAT Owner Trustee, the CARAT 200_-__ Certificate Registrar and any agent of the CARAT Owner Trustee or the CARAT 200_-__ Certificate Registrar may treat the Person in whose name this CARAT 200_-__ Certificate is registered as the owner hereof for all purposes, and none of the CARAT Owner Trustee, the CARAT 200_-__ Certificate Registrar or any such agent shall be affected by any notice to the contrary.

            The obligations and responsibilities created by the CARAT Trust Agreement and the CARAT Trust created thereby shall terminate in accordance with
Article VII of the CARAT Trust Agreement.

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

                                   ASSIGNMENT

                  FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE

______________________________________________________________________________

(Please print or type name and address, including postal zip code, of assignee)

______________________________________________________________________________

the within CARAT 200_-__ Certificate, and all rights thereunder, hereby irrevocably constituting and appointing

_________________________________________________________ Attorney to transfer said CARAT 200_-__ Certificate on the books of the CARAT 200_-__ Certificate Registrar, with full power of substitution in the premises.

Dated:                                         _____________________________*
                                               Signature Guaranteed:

                                               _____________________________*

* NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within CARAT 200_-__ Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

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

                                                                       EXHIBIT B

                          CARAT 200_-__ CERTIFICATE OF
                  CAPITAL AUTO RECEIVABLES ASSET TRUST 200_-__

      THIS CARAT 200_-__ Certificate of Capital Auto Receivables Asset Trust 200_-__ (the "Trust") is being duly executed and filed by the undersigned, as trustee, to form a statutory trust under the Delaware Statutory Trust Act (12 Del. C. Section 3801 et seq.) (the "Act").

      1. Name. The name of the statutory trust formed hereby is Capital Auto Receivables Asset Trust 200_-__.

      2. Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware are __,__ ,__ ,

      3. This CARAT 200_-__ Certificate of Trust shall be effective on [__________], 200_.

      IN WITNESS WHEREOF, the undersigned has executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.

                                     ___________________________________________
                                     not in its individual capacity but solely as CARAT Owner Trustee

                                     By:________________________________________
                                     Name:
                                     Title: